SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Viacom Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 15, 2004

Dear Stockholder:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Viacom Inc., which will be held at the Equitable Center, 787 Seventh Avenue (at 51st Street), New York, New York at 10:00 a.m., Eastern Daylight Time, on Wednesday, May 19, 2004. Holders of Class A Common Stock are being asked to vote on the matters listed in the attached Notice of 2004 Annual Meeting of Stockholders.

        If you hold shares of Class A Common Stock, we urge you to complete, sign, date and return the enclosed proxy card promptly, even if you anticipate attending the Annual Meeting in person, to ensure that your shares of Class A Common Stock will be represented. If you attend the Annual Meeting, you will, of course, be entitled to vote your shares in person.

        Alternatively, holders of Class A Common Stock may vote by telephone or the Internet by following the instructions on the enclosed proxy card. If you would like to register to receive your proxy materials electronically next year instead of by mail, please go to www.icsdelivery.com/viacom and follow the instructions.

        National Amusements, Inc., which as of March 22, 2004 beneficially owned approximately 71% of the voting power of Viacom's common stock through its ownership of Class A Common Stock, has advised the Company that it intends to vote its shares of Class A Common Stock for each of the matters listed in the attached notice. Therefore, approval of these matters is assured.

        If you plan to attend the Annual Meeting and are a registered holder of Class A Common Stock, you will need to mark the appropriate box on the enclosed proxy card, or so indicate when you vote by telephone or the Internet, and an admission ticket will be sent to you. If you are a registered holder of Class B Common Stock or you hold shares of Class A or Class B Common Stock in a brokerage account and you plan to attend the Annual Meeting, you will need to obtain an admission ticket in advance by sending a written request along with proof of ownership, such as your brokerage firm account statement, to the Manager, Shareholder Relations, Viacom Inc., 1515 Broadway, 52nd Floor, New York, New York 10036-5794.

        We appreciate your interest in and support of Viacom and look forward to seeing you at the Annual Meeting.

SUMNER M. REDSTONE Chairman of the Board and Chief Executive Officer

VIACOM INC.

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

To Viacom Inc. Stockholders:

        The 2004 Annual Meeting of Stockholders of Viacom Inc. (the "Company") will be held at the Equitable Center, 787 Seventh Avenue (at 51st Street), New York, New York at 10:00 a.m., Eastern Daylight Time, on Wednesday, May 19, 2004. The principal business of the meeting will be the consideration of the following matters:

  1.
  The election of 15 directors;

  2.
  The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for fiscal year 2004;

  3.
  The approval of the Viacom Inc. 2004 Long-Term Management Incentive Plan;

  4.
  The approval of the Amended and Restated Viacom Inc. 2000 Stock Option Plan for Outside Directors; and

  5.
  Such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The close of business on March 22, 2004 has been fixed as the record date for determining the holders of shares of the Company's Class A Common Stock entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder during ordinary business hours at the Company's corporate headquarters located at 1515 Broadway, New York, New York.

By order of the Board of Directors,

MICHAEL D. FRICKLAS Secretary

April 15, 2004

PROXY STATEMENT

GENERAL INFORMATION

Solicitation of Proxies

        A proxy is being solicited by the Board of Directors of Viacom Inc. (the "Company" or "Viacom") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 19, 2004 at 10:00 a.m., Eastern Daylight Time. Holders of shares of the Company's Class A Common Stock, par value $0.01 per share, on the books of the Company at the close of business on March 22, 2004, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Registered holders of Class A Common Stock will receive a proxy card by which to vote, and beneficial holders who own shares of Class A Common Stock in a brokerage account will receive a voting instruction card from their broker, bank or other holder of record. Holders of shares of the Company's non-voting Class B Common Stock, par value $0.01 per share, will also receive this proxy statement but are not entitled to vote at the Annual Meeting or any adjournment thereof.

        As of March 22, 2004, the Company had outstanding 132,151,587 shares of Class A Common Stock, each of such shares being entitled to one vote, and 1,604,912,224 shares of non-voting Class B Common Stock (together with the Class A Common Stock, the "Common Stock"). The Company intends to commence its distribution of the proxy statement and related materials on or about April 16, 2004.

Submission of Proxies

        The persons named in the proxy and voting instruction cards have been designated as proxies by the Company's Board of Directors. The designated proxies are officers of the Company. The designated proxies will vote each valid and timely proxy that is not revoked in accordance with the voting instructions thereon, or if no instructions are specified thereon, then the proxy will be voted in accordance with the recommendations of the Board of Directors as described in this proxy statement. If any other matter properly comes before the Annual Meeting, the designated proxies will vote on that matter in their discretion.

        The Company encourages holders of Class A Common Stock to complete, sign, date and return their proxy card or voting instruction card to ensure that their shares are represented at the Annual Meeting and voted as directed. Please return the card in a timely manner to ensure that it is received prior to the Annual Meeting.

        Voting by Telephone or the Internet.    Holders of Class A Common Stock may also vote by telephone or the Internet by following the instructions on the proxy card or voting instruction card. Please submit your vote by telephone or the Internet no later than 11:59 p.m., Eastern Daylight Time, on May 18, 2004.

        Voting of Shares Held in 401(k) Plans.    Proxies relating to shares of Class A Common Stock held in the Company's or Blockbuster Inc.'s 401(k) plans must be received (or voted by telephone or the Internet) no later than 11:59 p.m., Eastern Daylight Time, on May 17, 2004 so that the trustee of the plans (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Shares held under the 401(k) plans that are not voted or not timely received will be voted by the trustee in the same proportion as shares held in the respective plan that are timely voted.

Revocation of Proxies

        General.    A proxy may be revoked before the voting deadline by written notice to the Secretary of the Company at the mailing address set forth below, or by submission (including telephonic or Internet submission) of a proxy bearing a later date than the proxy being revoked to ADP Proxy Services, P.O. Box 9162, Farmingdale, NY 11735. Revocations by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 18, 2004. Holders may also revoke a proxy by voting in person at the Annual Meeting.

        Shares Held in 401(k) Plans.    A proxy relating to shares of Class A Common Stock held in the Company's or Blockbuster Inc.'s 401(k) plans may be revoked prior to 11:59 p.m., Eastern Daylight Time, on May 17, 2004 by written notice to the Secretary of the Company at the mailing address set forth below, or by submission (including telephonic or Internet submission) of a proxy bearing a later date than the proxy being revoked to ADP Proxy Services, P.O. Box 9162, Farmingdale, NY 11735.

Quorum

        Under the Company's Amended and Restated By-laws, the holders of a majority of the aggregate voting power of the Class A Common Stock outstanding on the record date, present in person or represented by proxy at the Annual Meeting, shall constitute a quorum. Proxies marked as abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum.

Approval of Proposals

        The Board of Directors recommends a vote FOR each of the following proposals:

  1.
  The election of each of the 15 nominated directors;

  2.
  The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for fiscal year 2004;

  3.
  The approval of the Viacom Inc. 2004 Long-Term Management Incentive Plan; and

  4.
  The approval of the Amended and Restated Viacom Inc. 2000 Stock Option Plan for Outside Directors.

        The affirmative vote of the holders of a majority of the aggregate voting power of Class A Common Stock present in person or represented by proxy is required to approve each of the proposals set forth above. A broker non-vote will have no effect on such matters. An abstention with respect to any matter will have the effect of a vote against such matter.

        As of March 22, 2004, National Amusements, Inc. beneficially owned approximately 71% of the Class A Common Stock and approximately 11% of the outstanding Class A Common Stock and Class B Common Stock on a combined basis. Sumner M. Redstone, the controlling stockholder of National Amusements, is Chairman and Chief Executive Officer of the Company.

        National Amusements has advised the Company that it intends to vote all of its shares of Class A Common Stock in favor of the election of each of the 15 nominated directors, the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for fiscal year 2004, the approval of the Viacom Inc. 2004 Long-Term Management Incentive Plan and the approval of the Amended and Restated Viacom Inc. 2000 Stock Option Plan for Outside Directors. Such action by National Amusements will be sufficient to constitute a quorum and to approve each of the proposals.

Cost of Proxy Solicitation and Inspector of Election

        The Company will pay the cost of the solicitation of proxies, including the preparation, printing and mailing of this proxy statement and the related proxy materials. The Company will furnish copies of the proxy materials to banks, brokers, fiduciaries and custodians that hold shares on behalf of beneficial owners so that they may forward the proxy materials to the beneficial owners.

        The Company has retained IVS Associates, Inc. to tabulate the votes and serve as inspector of election.

Mailing Address

        The Company's mailing address is 1515 Broadway, New York, New York 10036-5794.

ITEM 1—ELECTION OF DIRECTORS

        The election of 15 directors is proposed by the Board of Directors, each director to hold office, in accordance with the Company's Amended and Restated Certificate of Incorporation and Amended and Restated By-laws, for a term of one year and until his or her successor is duly elected and qualified. All of the director nominees are current members of the Company's Board of Directors, elected at the Company's 2003 Annual Meeting of Stockholders.

        The persons designated as proxies in the proxy and voting instruction cards will vote the shares of Class A Common Stock covered by such proxy for the election of each of the 15 director nominees set forth herein, unless the stockholder gives instructions to the contrary. If, for any reason, any of the director nominees becomes unavailable for election, the designated proxies may exercise discretion to vote for substitute nominees proposed by the Board. Each of the director nominees has indicated that he or she will be able to serve if elected and has agreed to do so.

VIACOM'S BOARD OF DIRECTORS

        The Company's Board of Directors is currently comprised of 17 members. As previously announced by the Company, directors William H. Gray III and Ivan Seidenberg have decided to not stand for re-election at the Annual Meeting. They will remain on the Board until the Annual Meeting, at which time the size of the Board will be reduced to 15 members. The Board intends to gradually reduce its size over time to not more than 14 members.

        During 2003, the Board of Directors held seven meetings. Every director attended at least 75% of the meetings of the Board and the Board Committees on which such director serves. In addition to Board and Committee meetings, all directors are expected to attend the Annual Meeting. Fourteen directors attended the 2003 Annual Meeting of Stockholders.

        In January 2003, the Board of Directors adopted Corporate Governance Guidelines (the "Guidelines") that set forth the Company's corporate governance principles and practices on a variety of topics, including the composition of the Board, director qualifications and responsibilities, and the roles of the Board Committees. The Guidelines were amended in March 2004 in connection with the Board's annual review of its principal corporate governance documents. The amendments reflect the final New York Stock Exchange Corporate Governance Listing Standards (the "NYSE listing standards") and make other changes designed to assist the Board and its Committees in fulfilling their responsibilities and functioning effectively. A copy of the Guidelines can be found on the Company's website at www.viacom.com. You may also request a copy of the Guidelines by writing to Investor Relations, Viacom Inc., 1515 Broadway, New York, NY 10036-5794.

Meetings of Non-Management Directors and Independent Directors

        The Guidelines provide that the Company's non-management directors will meet separately, without those directors who are officers or employees of the Company, in executive session at a minimum of half of the regularly scheduled Board meetings. The executive sessions of non-management directors are chaired, on a rotating basis, by the members of the Company's Corporate Governance Committee. Any non-management director may suggest items for the agendas of the executive sessions. In addition, the Guidelines provide that the independent directors of the Company meet separately in executive session at least two times annually.

Communications with Directors

        Stockholders and other parties interested in contacting Viacom's non-management directors may send an email to: nonmanagementdirectors@viacom.com or write to Non-Management Directors, Viacom Inc., 1515 Broadway, 52nd Floor, New York, NY 10036-5794. The non-management directors' contact information is also available on Viacom's website at www.viacom.com. The non-management directors have approved the process for handling communications received in this manner.

        Stockholders should also use the email and mailing addresses for the non-management directors to send communications to the Board. The process for handling stockholder communications to the Board received in this manner has been approved by the independent directors of the Board. Correspondence relating to accounting or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

DIRECTOR INDEPENDENCE

        The Company's Corporate Governance Guidelines provide that a majority of the Company's directors must be independent of the Company and its management, as "independence" is defined in the NYSE listing standards and in the Guidelines. The Company implemented this requirement despite the fact that it is a controlled company (as defined by the NYSE listing standards), and is therefore not required to have a majority of independent directors.

        The Board reviewed the independence of the director nominees in March 2004 to determine whether each director nominee met these independence standards. As a result of this review, the Board determined that 9 of the 15 director nominees for election at the Annual Meeting meet the independence requirements of the NYSE listing standards and the Guidelines. The 9 independent director nominees are: Messrs. Califano, Cohen, Greenberg, Leschly, McLaughlin, Salerno, Schwartz and Walter and Ms. Stonesifer.

DIRECTOR NOMINEES

        Information about each director nominee is set forth below, including the director's business experience, tenure on the Company's Board, independence status as determined by the Board of Directors in accordance with the standards discussed above, and service on the boards of directors of other publicly traded companies in the United States and investment companies. All of the nominees are currently directors of the Company.

Nominee for Director	Business Experience
George S. Abrams Age 72 Director since 1987 Not Independent	Attorney associated with the law firm of Winer and Abrams in Boston, Massachusetts since 1969. Mr. Abrams is also a trustee of the Museum of Fine Arts in Boston. Mr. Abrams is a director of National Amusements.
Other public company directorships:	Sonesta International Hotels Corporation.
David R. Andelman Age 64 Director since December 2000 Not Independent

Attorney associated with the law firm of Lourie & Cutler, P.C. in Boston, Massachusetts since 1964. Mr. Andelman also serves as a director and treasurer of Lourie & Cutler. He is a director of National Amusements.
Other public company directorships:	None.

Nominee for Director	Business Experience

Joseph A. Califano, Jr. Age 73 Director since 2003 Independent
Chairman of the Board and President of The National Center on Addiction and Substance Abuse at Columbia University since 1992. Mr. Califano has served as Adjunct Professor of Public Health at Columbia University's Medical School and School of Public Health since 1992 and is a member of the Institute of Medicine of the National Academy of Sciences. Mr. Califano was senior partner of the Washington, D.C. office of the law firm Dewey Ballantine from 1983 to 1992. Mr. Califano served as the United States Secretary of Health, Education and Welfare from 1977 to 1979, and he served as President Lyndon B. Johnson's Assistant for Domestic Affairs from 1965 to 1969. He is the author of ten books.
Other public company directorships:	Automatic Data Processing, Inc.; Willis Group Holdings Limited
William S. Cohen Age 63 Director since 2003 Independent

Chairman and Chief Executive Officer of The Cohen Group, a business consulting firm, since January 2001. Prior to founding The Cohen Group, Mr. Cohen served as the United States Secretary of Defense from January 1997 to 2001. He also served as a United States Senator from 1979 to 1997 and as a member of the United States House of Representatives from 1973 to 1979.
Other public company directorships:	American International Group, Inc.; Head N.V.; NASDAQ
Philippe P. Dauman Age 50 Director since 1987 Not Independent

Co-Chairman and Chief Executive Officer of DND Capital Partners, L.L.C., a private equity firm, since May 2000. Mr. Dauman served as the Company's Deputy Chairman from 1996 until May 2000 and Executive Vice President from 1994 until May 2000. From 1993 to 1998, Mr. Dauman also served as General Counsel and Secretary of the Company. Mr. Dauman is a director of National Amusements.
Other public company directorships:	Blockbuster Inc., a majority-owned subsidiary of the Company; Lafarge North America Inc.
Alan C. Greenberg Age 76 Director since 2003 Independent

Chairman of the Executive Committee of The Bear Stearns Companies Inc. since June 2001. Mr. Greenberg also served as Chairman of the Board of Bear Stearns from 1985 to 2001 and as its Chief Executive Officer from 1978 to 1993.
Other public company directorships:	The Bear Stearns Companies Inc.

Nominee for Director	Business Experience

Mel Karmazin Age 60 Director since 2000 Not Independent
President and Chief Operating Officer of the Company since May 2000. Prior to joining the Company, Mr. Karmazin was President and Chief Executive Officer of CBS Corporation from January 1999 and a director of CBS Corporation from 1997 until its merger with Viacom in May 2000 (the "CBS Merger"). He was President and Chief Operating Officer of CBS Corporation from April 1998 through December 1998. Mr. Karmazin joined CBS Corporation in December 1996 as Chairman and Chief Executive Officer of CBS Radio and served as Chairman and Chief Executive Officer of the CBS Station Group (Radio and Television) from May 1997 to April 1998. Prior to joining CBS Corporation, Mr. Karmazin served as President and Chief Executive Officer of Infinity Broadcasting Corporation ("Infinity") from 1981 until its acquisition by CBS Corporation in December 1996. Mr. Karmazin served as Chairman, President and Chief Executive Officer of Infinity from December 1998 until the merger of Infinity with Viacom in February 2001 (the "Infinity Merger").
Other public company directorships:	Blockbuster Inc., a majority-owned subsidiary of the Company; Westwood One, Inc., a company in which Viacom has an equity interest.
Jan Leschly Age 63 Director since 2000 Independent

Chairman and Chief Executive Officer of Care Capital L.L.C., a private equity firm, since May 2000. Mr. Leschly served as the Chief Executive Officer of SmithKline Beecham Corp. from 1994 until April 2000. He served as Chairman of SmithKline Beecham's worldwide pharmaceutical business from 1990 to 1994. Prior to that, Mr. Leschly was President and Chief Operating Officer of Squibb Corporation. Before joining Squibb Corporation in 1979, he served as Executive Vice President and President of the Pharmaceutical Division of Novo-Nordisk for eight years. Mr. Leschly was a director of CBS Corporation until the CBS Merger.
Other public company directorships:	American Express Co.
David T. McLaughlin Age 72 Director since 2000 Independent

Chairman of the Board of Orion Safety Products since 1988. Mr. McLaughlin is also Chairman of the American Red Cross until May 2004. Mr. McLaughlin also served as Chief Executive Officer of Orion Safety Products from 1988 to December 31, 2000. He was President and Chief Executive Officer of the Aspen Institute from 1988 to 1997 and its Chairman from 1987 to 1988. Mr. McLaughlin was President of Dartmouth College from 1981 to 1987. He served as Chairman and Chief Executive Officer of Toro Company from 1977 to 1981, after serving in various management positions at Toro Company since 1970. Mr. McLaughlin served as a director of CBS Corporation from 1979, becoming Chairman of the Board in January 1999 until the CBS Merger. He also served as a director of Infinity until the Infinity Merger.
Other public company directorships:	None.

Nominee for Director	Business Experience

Shari Redstone (1) Age 50 Director since 1994 Not Independent

President of National Amusements since January 2000. Prior to that, Ms. Redstone served as Executive Vice President of National Amusements since 1994. She is also a director of National Amusements. Ms. Redstone practiced law from 1978 to 1993, with her practice including corporate law, estate planning and criminal law. Ms. Redstone is a member of the Board of Directors and Executive Committee for the National Association of Theatre Owners, Co-Chairman and Co-Chief Executive Officer of MovieTickets.com, Inc., Chairman and Chief Executive Officer of CineBridge Ventures, Inc. and Chairman and Chief Executive Officer of Rising Star Media. She is a member of the board of several charitable organizations, including the Board of Trustees at Dana Farber Cancer Institute, the Board of Directors at Combined Jewish Philanthropies and the Board of Directors of the John F. Kennedy Library Foundation, and is a former member of the Board of Overseers at Brandeis University and the Board of Trustees at Tufts University.
Other public company directorships:	None.
Sumner M. Redstone Age 80 Director since 1986 Not Independent

Chairman of the Board of the Company since 1987 and Chief Executive Officer since 1996. Mr. Redstone has also served as Chairman of the Board of National Amusements since 1986 and Chief Executive Officer of National Amusements since 1967. He served as President of National Amusements from 1967 through 1999. Mr. Redstone served as the first Chairman of the Board of the National Association of Theatre Owners and is currently a member of its Executive Committee. Since 1982, Mr. Redstone has been a member of the faculty of Boston University Law School, where he has lectured on entertainment law, and, since 1994, he has been a Visiting Professor at Brandeis University. He has also been a frequent lecturer at colleges, including Harvard Law School. Mr. Redstone graduated from Harvard University in 1944 and received a LL.B. from Harvard University School of Law in 1947. Upon graduation, Mr. Redstone served as Law Secretary with the United States Court of Appeals and then as a Special Assistant to the United States Attorney General. Mr. Redstone served in the Military Intelligence Division during World War II. While a student at Harvard, he was selected to join a special intelligence group whose mission was to break Japan's high-level military and diplomatic codes. Mr. Redstone received, among other honors, two commendations from the Military Intelligence Division in recognition of his service, contribution and devotion to duty. He is also a recipient of the Army Commendation Award. He served as a director of Infinity until the Infinity Merger.
Other public company directorships:	Blockbuster Inc., a majority-owned subsidiary of the Company.

(1)
Ms. Redstone is Sumner Redstone's daughter. None of the other director nominees is related to any other director or executive officer by blood, marriage or adoption.

Nominee for Director	Business Experience

Frederic V. Salerno Age 60 Director since 1994 Independent

Former Vice Chairman and Chief Financial Officer of Verizon Communications Inc. from June 2000 to October 2002. Prior to that, Mr. Salerno served as Vice Chairman and Chief Financial Officer of Bell Atlantic (Verizon's predecessor) from August 1997. Prior to the merger of Bell Atlantic and NYNEX Corporation, he served as Vice Chairman Finance and Business Development of NYNEX from 1994 to 1997. Mr. Salerno was Vice Chairman of the Board of NYNEX and President of the NYNEX Worldwide Services Group from 1991 to 1994.
Other public company and investment company directorships:	Akamai Technologies, Inc.; The Bear Stearns Companies Inc.; Consolidated Edison, Inc.; Gabelli Asset Management; Popular Inc.
William Schwartz Age 70 Director since 1987 Independent

Counsel to the law firm of Cadwalader, Wickersham & Taft since 1988. Mr. Schwartz served as Vice President for Academic Affairs (the chief academic officer) of Yeshiva University from 1993 to July 1998 and has been University Professor of Law at Yeshiva University and the Cardozo School of Law since 1991. He was Dean of the Boston University School of Law from 1980 to 1988 and a professor of law at Boston University from 1955 to 1991. Mr. Schwartz is an honorary member of the National College of Probate Judges. He formerly served as Chairman of the Boston Mayor's Special Commission on Police Procedures and was a member of the Legal Advisory Board of the New York Stock Exchange (NYSE).
Other public company directorships:	None.
Patty Stonesifer Age 47 Director since 2000 Independent

Co-Chair and President of the Bill & Melinda Gates Foundation since 1999. From 1997 to 1999, Ms. Stonesifer served as Chairwoman and President of the Gates Learning Foundation until it combined with the William H. Gates Foundation to form the Bill & Melinda Gates Foundation. Prior to that, Ms. Stonesifer ran her own management consulting firm from 1996 to 1997. From 1988 to 1996, she held various senior management positions at Microsoft Corporation, including Senior Vice President, Interactive Media Division, and Senior Vice President, Consumer Division. Ms. Stonesifer was a director of CBS Corporation until the CBS Merger.
Other public company directorships:	Amazon.com.
Robert D. Walter Age 58 Director since 2000 Independent

Founder, Chairman and Chief Executive Officer of Cardinal Health, Inc. since 1971. Mr. Walter was a director of CBS Corporation until the CBS Merger and a director of Infinity until the Infinity Merger.
Other public company directorships:	American Express Co.; Cardinal Health, Inc.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote "FOR" the election of each of the director nominees named above.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Company has four standing committees of the Board of Directors: the Audit Committee, the Compensation Committee, the Corporate Governance Committee and the Nominating Committee. Under the NYSE listing standards and the Company's Corporate Governance Guidelines, the Company is required to have an independent Audit Committee. In addition, the Guidelines require that each other Committee be comprised solely of independent directors, except for the Nominating Committee, which must have a majority of independent directors.

        The following chart sets forth the current membership of each Committee and the number of meetings held during 2003. The Board determines the composition of the Committees in May of each year.

Board Committee	Committee Members	Number of Meetings During 2003
Audit Committee	Frederic V. Salerno, Chair Jan Leschly David T. McLaughlin Patty Stonesifer Robert D. Walter	10
Compensation Committee	Ivan Seidenberg, Chair Jan Leschly Frederic V. Salerno William Schwartz	5
Corporate Governance Committee	David T. McLaughlin, Chair Frederic V. Salerno William Schwartz Ivan Seidenberg	4
Nominating Committee	William Schwartz, Chair George S. Abrams Joseph A. Califano, Jr. William S. Cohen William H. Gray III Shari Redstone Sumner M. Redstone	2

        Each Committee operates under a written Charter that has been adopted by the Board of Directors. The Committee Charters, which were revised in the first quarter of 2004 in connection with each Committee's annual assessment of its Charter, set forth the purpose, objectives and responsibilities of each Committee. The Committee Charters can be found on the Company's website at www.viacom.com. You may also request copies of the Charters by sending a written request to Investor Relations, Viacom Inc., 1515 Broadway, New York, NY 10036-5794. A copy of the revised Audit Committee Charter appears at the end of this proxy statement as Annex A. Information about the Committees and their responsibilities is summarized below.

Audit Committee

        The Audit Committee is comprised of five independent directors. The Committee is responsible for, among other things, the appointment, compensation, retention and oversight of the Company's independent auditor; reviewing with the independent auditor the scope of the audit plan and audit fees; and reviewing the Company's financial statements and related disclosures. The Committee meets separately with senior management of the Company, the Company's General Counsel, its Vice President of

Internal Audit and its independent auditor on a regular basis. For additional information on the Committee's role and its oversight of the independent auditor during 2003, see "Report of the Audit Committee."

        Audit Committee Financial Expert.    The Board of Directors has determined that all of the members of the Audit Committee are "financially literate," as that term is interpreted by the Board in its business judgment. In addition, the Board has determined that at least one member of the Audit Committee qualifies as an "audit committee financial expert," as that term is defined in the regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Mr. Salerno, the Chair of the Audit Committee, is an audit committee financial expert and is an independent director.

        Service on the Audit Committees of Other Public Companies.    The Company does not restrict the number of other audit committees on which members of its Audit Committee may serve. Mr. Salerno, the Chair of the Audit Committee, currently serves on the audit committees of more than three other public companies. The Board has determined that Mr. Salerno's services on the audit committees of such other companies does not impair his ability to effectively serve on the Audit Committee or as Committee Chair, particularly given his experience as the former Chief Financial Officer of a major public company and the fact that he is retired from full-time employment.

Compensation Committee

        The Compensation Committee is comprised of four independent directors. The Committee establishes and regularly reviews the Company's general compensation philosophy, strategy and principles. It is responsible for reviewing and approving the compensation of the Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Company's other executive officers, its operating managers who report directly to the Chief Executive Officer or the Chief Operating Officer and any other person among the Company's 25 most highly compensated executives (other than "talent"). The Committee administers the Company's annual bonus compensation plan, its equity compensation plans and its benefit plans. In addition, the Committee administers the bonus plan (the "Senior Executive STIP") for executives subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), determining the executive officers who participate in the plan, establishing performance targets and determining specific bonuses for the participants. For additional information on the Committee's role, see "Executive Compensation—Report of the Compensation Committee on Executive Compensation."

Corporate Governance Committee

        The Corporate Governance Committee is comprised of four independent directors, consisting of a Committee Chair and the Chairs of the other three Committees. The Committee is responsible for overseeing all aspects of the Company's corporate governance initiatives, including assessments of its principal corporate governance documents, establishing criteria for the annual self-evaluations of the Board and its Committees, and monitoring developments in the law and practice of corporate governance. The Committee is also involved in establishing goals for the Board, the Chief Executive Officer and the Chief Operating Officer and the Company's succession planning and management development processes.

Nominating Committee

        The Nominating Committee is comprised of seven directors, four of whom are independent. As a controlled company, the Company believes it appropriate for its controlling stockholder to have input in the director nomination process; therefore, Mr. Redstone, the controlling stockholder of National Amusements, which beneficially owns approximately 71% of the Company's Class A Common Stock, and Ms. Redstone, its President, serve on the Nominating Committee. The Committee is responsible for identifying and recommending to the Board nominees for election to the Board and reviewing the composition of the Board as part of this process.

        In connection with the 2004 nominating process, the Committee reviewed the current composition of the Board in light of the considerations set forth in its Charter and the Corporate Governance Guidelines. The Committee also considered input received from directors on Board member qualifications and Board composition. As a result of this review, the Committee determined to recommend to the Board that all current members of the Board be invited to stand for re-election at the Annual Meeting. The Committee did not engage a search firm or any other outside advisor in connection with the 2004 nominating process.

        Stockholder Nominees for Director.    The Nominating Committee will consider nominees for director recommended by the stockholders of the Company. Recommendations, which shall include written materials with respect to the potential candidate, should be sent to Michael D. Fricklas, Secretary, Viacom Inc., 1515 Broadway, New York, NY 10036-5794. The Company's Guidelines and Nominating Committee Charter set forth certain criteria for director qualifications and Board composition that stockholders should consider when making a recommendation. These criteria include an expectation that directors have substantial accomplishments in their professional backgrounds, are able to make independent, analytical inquiries, and exhibit practical wisdom and mature judgment. Viacom directors should also possess the highest personal and professional ethics, integrity and values and be committed to promoting the long-term interests of Viacom's stockholders. Stockholder nominees for director who meet the director qualifications, which are described more fully in the Company's Guidelines and Nominating Committee Charter, will be considered by the Chair of the Nominating Committee, who will present the information on the stockholder nominee to the entire Committee. All stockholder nominees for director will be considered by the Committee in the same manner as any other nominee.

CODES OF BUSINESS CONDUCT AND ETHICS

        Viacom's Business Conduct Statement sets forth the Company's standards for ethical conduct that are expected of all officers, employees and directors of the Company. A revised Business Conduct Statement was approved by the Board in December 2003, and a copy can be found on the Company's website at www.viacom.com. You may also request a copy of the Business Conduct Statement by writing to Investor Relations, Viacom Inc., 1515 Broadway, New York, NY 10036-5794. Waivers of the Business Conduct Statement for the Company's executive officers or directors will be disclosed on the Company's website at the same website address.

        In December 2003, the Board of Directors adopted a Supplemental Code of Ethics applicable to the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Accounting Officer. The Supplemental Code of Ethics addresses matters specific to those senior financial positions in the Company. The senior financial officers are also required to comply with the Business Conduct Statement. A copy of the Supplemental Code of Ethics can also be found on the Company's website at www.viacom.com. Amendments to or waivers of the Supplemental Code of Ethics for these officers will be disclosed on the Company's website at the same website address.

DIRECTOR COMPENSATION

        Directors of the Company who are not officers or employees of the Company or National Amusements or their subsidiaries, or members of their immediate family (the "Outside Directors"), are entitled to receive compensation for their service on the Board and are eligible to participate in certain director plans, as described below. Messrs. Abrams, Andelman, Califano, Cohen, Dauman, Gray, Greenberg, Leschly, McLaughlin, Salerno, Schwartz, Seidenberg and Walter and Ms. Stonesifer were Outside Directors in 2003. Messrs. Redstone and Karmazin and Ms. Redstone are not compensated for serving on the Board of Directors and are not eligible to participate in any director plans.

Directors' Fees

        In 2003, the Corporate Governance Committee reviewed the compensation structure for the Outside Directors and recommended certain changes which were approved by the Board. Beginning in May 2003, Outside Directors receive the following fees for their services: (i) a $60,000 annual retainer, paid quarterly in advance; (ii) a per meeting attendance fee of $2,000 for each Board meeting; (iii) a per meeting attendance fee of $2,000 for each Audit Committee meeting and a per meeting attendance fee of $1,500 for each Compensation Committee, Corporate Governance Committee and Nominating Committee meeting; and (iv) a $20,000 annual retainer for the Chair of the Audit Committee and a $15,000 annual retainer for the Chairs of the Compensation Committee, Corporate Governance Committee and Nominating Committee, each paid quarterly in advance. In addition, Outside Directors receive grants of stock options under the Viacom 2000 Stock Option Plan for Outside Directors. See "Stock Option Plan for Outside Directors" below for more information.

        In 2002, the Board formed a special Ad Hoc Committee, consisting of Messrs. McLaughlin, Schwartz and Seidenberg, to participate in the discussions and negotiations surrounding the employment agreements for the Company's Chairman and Chief Executive Officer and President and Chief Operating Officer that were finalized in March 2003. Upon completion of their duties, the members of the Ad Hoc Committee each received a one-time payment of $30,000.

Deferred Compensation Plan for Non-Employee Directors

        In 2003, Messrs. Abrams, Andelman, Califano, Cohen, Leschly, Salerno, Schwartz, Seidenberg and Walter and Ms. Stonesifer elected to defer payment of their Board and Committee fees, pursuant to the Company's unfunded Deferred Compensation Plan for Non-Employee Directors. Under the plan, deferred amounts are credited during a calendar quarter to an interest-bearing income account or a stock unit account. Amounts credited to a stock unit account are deemed invested in an equal number of shares of Class A Common Stock and Class B Common Stock, calculated based on the closing market price on the first day of the next calendar quarter. The table below sets forth the Class A Common Stock units and Class B Common Stock units credited during 2003 to the stock unit accounts of participating directors.

Outside Director	Class A Common Stock units	Class B Common Stock units
George S. Abrams	995	996
David R. Andelman	876	877
Joseph A. Califano, Jr.	487	487
William S. Cohen	188	188
Jan Leschly	1,000	1,001
Frederic V. Salerno	1,396	1,396
William Schwartz	1,361	1,361
Ivan Seidenberg	1,363	1,364
Patty Stonesifer	1,168	1,169
Robert D. Walter	1,021	1,021

        Upon a director's retirement from the Board, the amounts deferred under the plan are paid in cash in a lump sum or in three or five annual installments, based on the director's prior election, with the lump sum or initial annual installment being paid on the later of 90 days after leaving the Board or in January of the following year. The value of a stock unit account is determined by reference to the average of the closing market prices of the Class A Common Stock and Class B Common Stock on the NYSE during the four-week period ending five days prior to the payment date. Amounts paid in installments accrue interest until the final installment is paid.

Stock Option Plan for Outside Directors

        Under the Viacom 2000 Stock Option Plan for Outside Directors, in January 2003, each Outside Director received an annual grant of 3,000 non-qualified stock options to purchase shares of Class B Common Stock. The options vested one year from the date of grant. In mid-2003, the Viacom 2000 Stock Option Plan for Outside Directors was amended, subject to the stockholder approval requested herein, to increase the annual grant to 4,000 options that vest in equal installments over a period of three years from the date of grant. See "Item 4—Approval of the Amended and Restated Viacom Inc. 2000 Stock Option Plan for Outside Directors" for more information.

        Under the Viacom 2000 Stock Option Plan for Outside Directors, each Outside Director also receives upon initial election to the Board a grant of non-qualified stock options to purchase 10,000 shares of Class B Common Stock. The options vest on the first anniversary of the date of grant.

        The exercise price of all grants made under the plan is the closing price of a share of Class B Common Stock on the NYSE on the date of grant. On January 31, 2003, each of Messrs. Abrams, Andelman, Dauman, Gray, Leschly, McLaughlin, Salerno, Schwartz, Seidenberg and Walter and Ms. Stonesifer received the annual grant of options to purchase 3,000 shares of Class B Common Stock. The options have an exercise price of $38.55, which was the closing price of the Company's Class B Common Stock on the NYSE on January 31, 2003.

Retirement Income Plan for Non-Employee Directors

        Outside Directors appointed or elected before January 1, 1999 were eligible to participate in the unfunded, non-qualified Retirement Income Plan for Non-Employee Directors established in 1989. Under the plan, those Outside Directors were eligible to receive annual payments, commencing one year after such director's retirement, equal to 100% of the amount of the annual Board retainer at the time of retirement for a period of years equal to such director's service on the Board.

        During 2003, the Company terminated the accrual of benefits under the plan and set the annual payments under the plan at $60,000, the current amount of the Board retainer. In connection with the termination of the plan, participants currently serving on the Board received their accrued retirement benefits as follows: directors age 70 and older as of October 14, 2003 received the net present value of their retirement benefit in a lump sum payment in cash, and directors under age 70 as of October 14, 2003 received the net present value of their retirement benefit as a credit to their deferred compensation accounts under the Deferred Compensation Plan. Accordingly, Messrs. Abrams and Schwartz each received $684,467 in cash, which amounts were paid in January 2004, and Messrs. Dauman, Salerno and Seidenberg received $320,056, $487,230 and $407,686, respectively, as credits to their deferred compensation accounts. The net present value of the retirement benefits was determined by a third party actuary. The payment of benefits to former directors who participated in the plan was not changed.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent the Company specifically incorporates such information by reference.

        The Audit Committee Charter, as revised in January 2004, states that the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audit of the consolidated financial statements of the Company. The Audit Committee also assists the Board's oversight of:

  •
  the quality and integrity of the Company's consolidated financial statements and related disclosures;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications and independence; and

  •
  the performance of the Company's internal audit function and independent auditor.

        Under the Charter, the Audit Committee's authorities and duties include, among other things:

  •
  direct responsibility for the appointment, retention, termination, compensation and oversight of the work of the independent auditor, which reports directly to the Committee, and the sole authority to pre-approve all services provided by the independent auditor;

  •
  reviewing and discussing the Company's annual audited financial statements, quarterly financial statements and earnings releases with the Company's management and its independent auditor;

  •
  reviewing the internal audit function's organization, audit plan and results;

  •
  reviewing with management, the internal auditor and the independent auditor the effectiveness of the Company's internal controls; and

  •
  reviewing with management any material legal matters and the effectiveness of the Company's procedures to ensure compliance with legal and regulatory requirements.

        The Audit Committee also discusses certain matters with the independent auditor on a regular basis, including the Company's critical accounting policies, certain communications between the independent auditor and management and the qualifications of the independent auditor.

        The full text of the Audit Committee Charter appears at the end of this proxy statement as Annex A. The Audit Committee assesses the adequacy of its Charter on an annual basis.

        The Company's management is responsible for the preparation of the Company's consolidated financial statements, the financial reporting processes and the Company's systems of internal controls. The independent auditor is responsible for performing an audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing an opinion on the conformity of the audited consolidated financial statements to U.S. generally accepted accounting principles ("U.S. GAAP"). The Audit Committee monitors and oversees these processes.

        As part of its oversight role, the Audit Committee has reviewed and discussed with management and the Company's independent auditor, PricewaterhouseCoopers LLP, the Company's audited consolidated financial statements for the year ended December 31, 2003, including the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition."

        The Audit Committee has also discussed with PricewaterhouseCoopers LLP all required communications, including the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP the firm's independence from the Company and its management.

        Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

Members of the Audit Committee

Frederic V. Salerno, Chair
Jan Leschly
David T. McLaughlin
Patty Stonesifer
Robert D. Walter

SERVICES PROVIDED BY THE INDEPENDENT AUDITOR AND FEES PAID

        The following table sets forth the fees paid by the Company and its subsidiaries for services rendered by PricewaterhouseCoopers LLP (PwC) for the years ended December 31, 2003 and 2002.

	2003	2002
Audit Fees	$8,335,350	$6,330,000
Audit-Related Fees(1)	$560,865	$902,000
Tax Fees(2)	$3,304,055	$2,967,000
All Other Fees(3)	$177,937	$8,762,000

Total	$12,378,207	$18,961,000

(1)
Audit-related fees in 2003 principally related to employee benefit plan audits, due diligence related to mergers and acquisitions, certain attestation services and consulting on accounting and reporting standards. In 2002, audit-related fees principally related to employee benefit plan audits and due diligence related to mergers and acquisitions.

(2)
Tax fees in 2003 and 2002 related to tax compliance services, tax advice and tax planning services for domestic and international subsidiaries and tax filing and tax planning services for employees involved in the Company's expatriate program.

(3)
All other fees in 2003 principally related to services in connection with a disposition and various PwC seminars and presentations. In 2002, all other fees principally related to services relating to a business interruption claim and payments made for management consulting services contracted for and commenced prior to October 1, 2002. Management consulting services are no longer provided to the Company by PwC.

Audit Committee Pre-Approval of Services Provided by PwC

        All audit and non-audit services provided to the Company by PwC in 2003 were pre-approved by the Audit Committee. Under the Company's pre-approval policies and procedures, the Chair of the Audit Committee is authorized to pre-approve the engagement of PwC to provide certain specified audit and non-audit services, and the engagement of any accounting firm to provide certain specified audit services, up to a maximum amount of $100,000 per engagement, with the total amount of such authorizations outstanding that have not been reported to the Audit Committee not to exceed an aggregate of $500,000.

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR

        The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP (PwC) as the Company's independent auditor for the year ending December 31, 2004. The Audit Committee has reviewed PwC's independence from the Company and its management as described in the "Report of the Audit Committee." In appointing PwC as the Company's independent auditor for the year ending December 31, 2004 and in recommending that the Company's stockholders ratify the appointment, the Audit Committee has considered whether the non-audit services provided by PwC were compatible with maintaining PwC's independence from the Company and its management and has determined that such services do not impair PwC's independence.

        Representatives of PwC are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so. They will also be available to respond to questions at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for fiscal year 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth as of January 31, 2004 information concerning the beneficial ownership of each equity security of the Company and Blockbuster by (i) each current director and director nominee, (ii) each named executive officer and (iii) the current directors and executive officers of the Company as a group. Each person has sole voting and investment power over the shares reported, except as noted. Also set forth below is information concerning the beneficial ownership by each person, or group of affiliated persons, who is known by the Company to beneficially own 5% or more of the Company's Class A Common Stock.

        As of January 31, 2004, there were 132,240,431 shares of Viacom Class A Common Stock outstanding, 1,609,582,323 shares of Viacom Class B Common Stock outstanding, 36,963,798 shares of Blockbuster Class A Common Stock outstanding and 144,000,000 shares of Blockbuster Class B Common Stock outstanding.

Beneficial Ownership of Equity Securities
Name	Title of Equity Security	Number of Equity Shares(1)		Option Shares(1)(2)	Percent of Class
George S. Abrams	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	18,295 19,041 — —	(3) (3)	— 50,000 — —	* * — —
David R. Andelman	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	2,466 2,475 — —	(3) (3)	— 19,000 — —	* * — —
Richard J. Bressler	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— 148 — —	(4)	— 950,000 — —	— * — —
Joseph A. Califano, Jr.	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	720 6,629 — —	(3) (3)(5)	— — — —	* * — —
William S. Cohen	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	420 420 — —	(3) (3)	— — — —	* * — —
Philippe P. Dauman	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	2,121 17,560 2,994 —	(4)(5) (4)(5)	— 22,000 — —	* * * —
Michael D. Fricklas	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	46 1,360 — —	(4) (4)	— 462,500 — —	* * — —

William H. Gray III	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— 13,185 — —	(6)(7)	— 33,319 — —	— * — —
Alan C. Greenberg	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— 25,000 — —		— — — —	— * — —
Mel Karmazin	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— 4,056,974 — —	(4)(5)(8)	— 7,171,404 — —	— * — —
Jan Leschly	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	3,172 46,585 — —	(3) (3)	— 26,412 — —	* * — —
David T. McLaughlin	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— 39,569 — —	(6)(7)	— 52,233 — —	— * — —
Shari Redstone	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— 3,000 — —	(9) (8)(9) (9) (9)	— — — —	— * — —
Sumner M. Redstone	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	93,658,908 104,345,072 147,491,816 144,000,000	(10) (10) (11) (11)	— 10,025,000 — —	70.8 6.5 81.5 100.0	% % % %
William A. Roskin	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	567 2,303 1,500 —	(4) (4)	— 520,750 — —	* * * —
Frederic V. Salerno	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	11,001 21,002 — —	(3) (3)	— 15,000 — —	* * — —
William Schwartz	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	18,477 18,764 — —	(3) (3)	— 50,000 — —	* * — —

Ivan Seidenberg	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	9,455 9,461 — —	(3) (3)	— 15,000 — —	* * — —
Patty Stonesifer	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	3,619 8,995 — —	(3) (3)	— 22,905 — —	* * — —
Robert D. Walter	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	3,098 82,062 — —	(3) (3)(6)(7)	— 33,522 — —	* * — —
Current directors and executive officers as a group, other than the interests of Mr. Redstone (24 persons)	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	74,203 4,382,433 4,694 —	(3)(4)(5) (3-8)	— 10,271,598 — —	* * * —
National Amusements, Inc. 200 Elm Street Dedham, MA 02026	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	93,658,828 104,334,828 147,491,816 144,000,000	(10) (10) (11) (11)	— — — —	70.8 6.5 81.5 100.0	% % % %
Mario J. Gabelli Gabelli Asset Management Inc. One Corporate Center Rye, NY 10580-1435	Viacom Class A Common	8,342,535	(12)	—	6.3%

*
Represents less than 1% of the outstanding common stock of the class.

(1)
Amounts do not reflect the following transactions in February and March 2004: (i) exercises of options: Mr. Abrams: 12,000 options (underlying shares held); Mr. Gray: 10,479 options (underlying shares sold); Mr. Roskin: 37,000 options (underlying shares sold); Mr. Schwartz: 23,000 options (underlying shares sold), (ii) sales: Mr. Roskin: 1,500 shares of Blockbuster Class A common stock and (iii) purchases: the Company and its subsidiaries: 84,359 shares of Blockbuster Class A common stock to maintain tax consolidation.

(2)
Reflects shares subject to options to purchase such shares which on January 31, 2004 were unexercised but were exercisable within a period of 60 days from that date. These shares are excluded from the column headed "Number of Equity Shares."

(3)
Includes the following Viacom Class A Common Stock units and Class B Common Stock units credited to the indicated directors as of January 31, 2004 pursuant to the Company's Deferred Compensation Plan For Non-Employee Directors: Messrs. Abrams, 18,295 Class A and 18,641 Class B; Andelman, 2,466 Class A and 2,475 Class B; Califano, 720 Class A and 719 Class B; Cohen, 420 Class A and 420 Class B; Leschly, 3,172 Class A and 3,183 Class B; Salerno, 11,001 Class A and 11,002 Class B; Schwartz, 18,477 Class A and 18,764 Class B; Seidenberg, 9,455 Class A and 9,461 Class B; and Walter, 3,098 Class A and 3,108 Class B; and Ms. Stonesifer, 3,619 Class A and 3,630 Class B. Pursuant to this plan, these common stock units are payable in cash following termination of service as a director.

(4)
Includes shares held through the Viacom 401(k) Plan as of January 31, 2004.

(5)
The following shares which are included in the security ownership table for the indicated directors are owned by family members: Messrs. Califano, 1,885 shares of Viacom Class B Common Stock, as to which he disclaims beneficial ownership; Dauman, 2,000 shares of Viacom Class A Common Stock and 4,000 shares of Viacom Class B Common Stock; and Karmazin, 271,547 shares of Viacom Class B Common Stock as to which he disclaims beneficial ownership.

(6)
Includes the following Viacom Class B Common Stock equivalents credited to the indicated directors pursuant to the CBS Deferred Compensation and Stock Plan for Directors: Messrs. Gray 1,654; McLaughlin 3,492; and Walter 112. Pursuant to this plan, these common stock equivalents are payable in shares of Class B Common Stock following termination of service as a director.

(7)
Includes the following Viacom Class B Common Stock units credited to the indicated directors pursuant to the CBS Deferred Compensation and Stock Plan for Directors: Messrs. Gray 7,054; McLaughlin 23,269; and Walter 3,278. Pursuant to this plan, these common stock units are payable in shares of Class B Common Stock, or cash, for all or part thereof following termination of service as a director.

(8)
Includes (a) for Mr. Karmazin, (i) 1,784,773 shares of Viacom Class B Common Stock as to which Mr. Karmazin has sole voting power but no investment power; (ii) 109,418 shares of Viacom Class B Common Stock held by the Karmazin Foundation as to which Mr. Karmazin has sole voting and shared investment power, and (iii) 427,525 shares of Viacom Class B Common Stock held by the Karmazin Charitable Lead Annuity Trusts I and II to which Mr. Karmazin has sole voting power and investment power; however, Mr. Karmazin disclaims beneficial ownership of the shares reported in (ii) and (iii), except, in the case of the Trusts, to the extent of his pecuniary interest; and (b) for Shari Redstone, 3,000 shares of Viacom Class B Common Stock held in trusts for the benefit of her children for which she is a co-trustee.

(9)
Shari Redstone is a stockholder of National Amusements and has a significant indirect beneficial interest in the Company shares owned by National Amusements and in the Blockbuster shares owned by the Company.

(10)
Except for 80 shares of Class A Common Stock and 10,080 shares of Class B Common Stock owned directly by Mr. Redstone and 164 shares of Class B Common Stock held directly by Mr. Redstone through the Viacom 401(k) Plan, all shares are owned beneficially by National Amusements. Mr. Redstone is the beneficial owner of the controlling interest in National Amusements and, accordingly, beneficially owns all such shares.

(11)
Each share of Blockbuster Class B Common Stock is convertible at the option of the holder into one share of Blockbuster Class A Common Stock. Therefore, the shares of Blockbuster Class A Common Stock held by National Amusements and Mr. Redstone consist of (a) 144,000,000 shares which they are deemed to own beneficially as a result of the conversion feature and (b) 3,491,816 shares held by the Company and its subsidiaries.

(12)
This information is based on an amendment to a Schedule 13D filed with the Securities and Exchange Commission (SEC) on February 5, 2003 by Mario J. Gabelli and various entities, including investment companies, which he directly or indirectly controls or for which he acts as chief investment officer, reporting as of February 3, 2003 an aggregate beneficial ownership of 8,342,535 shares of Class A Common Stock, representing approximately 6.3% of the outstanding shares of such class. The Gabelli Schedule 13D reported that the shares are generally held for investment and that the entities reporting beneficial ownership generally have sole investment and voting power over such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file. Based upon the Company's compliance program, a review of the forms furnished to the Company and written representations, the Company believes that during 2003 its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee and performance graphs included elsewhere in this proxy statement do not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

Report of the Compensation Committee on Executive Compensation

        The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for calendar year 2003.

        All members of the Committee were "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and were "independent" within the meaning of the New York Stock Exchange Corporate Governance Listing Standards and the Company's Corporate Governance Guidelines. During 2003, the Compensation Committee reviewed and approved the Company's executive compensation for any executive whose compensation was, or could be, subject to Section 162(m) of the Code. In addition, in accordance with the guidelines established in the Compensation Committee Charter, during the period from January 1, 2003 through May 4, 2003, the Committee reviewed the compensation for any executive whose salary and target bonus compensation equaled or exceeded $1 million per annum, and for the balance of 2003, the Committee reviewed the compensation for the Company's executive officers, its operating managers who report to the Chief Executive Officer or the Chief Operating Officer and any other person among the 25 most highly compensated executives in the Company (other than "talent"). Independent compensation consultants have advised the Committee from time to time with respect to the Company's incentive compensation plans since 1987.

        The objectives of the executive compensation package for the Company's executive officers are to:

  •
  set levels of annual salary and bonus compensation that will attract and retain superior executives in the highly competitive environment of global media companies;

  •
  provide annual bonus compensation for executive officers that varies with the Company's financial performance and reflects the executive officer's individual contribution to that performance;

  •
  provide long-term compensation that is tied to the Company's stock price so as to focus the attention of the executive officers on managing the Company from the perspective of an owner with an equity stake;

  •
  emphasize performance-based compensation, through annual bonus compensation and long-term compensation, over fixed compensation; and

  •
  encourage performance in non-financial matters of importance to the Company, such as promoting diversity in the workplace, positioning the Company for longer-term success, promoting the development of management, and maintaining and enhancing the Company's compliance with legal requirements.

        The Committee evaluated the competitiveness of its executive compensation packages based on information from a variety of sources, including information supplied by consultants and the experience of the Company and the members of the Committee. The Committee also focused on executive compensation offered by the members of the peer groups included in the performance graphs set forth on subsequent pages and other companies in the Company's businesses. At times, the Committee also evaluated compensation relative to a broader range of companies, whether or not included in such peer groups, that have particular lines of business comparable to those of the Company.

  Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Code generally limits to $1 million the federal tax deductibility of compensation (including stock options) paid in one year to the Company's Chief Executive Officer and the other executive officers whose compensation is individually disclosed in the tables that appear on subsequent pages (the "named executive officers"). The tax deductibility of deferred compensation paid to an executive officer when he is no longer subject to Section 162(m) is not subject to the limitation. Performance-based compensation (including stock options) is also subject to an exception, provided such compensation meets certain requirements, including stockholder approval.

        Compensation for the Company's executive officers is comprised of base salary, annual bonus compensation, long-term compensation in the form of stock options and deferred compensation for any executive officer whose annual base salary exceeds $1 million. The annual bonus plan for the Company's executive officers (the "Senior Executive STIP") and the Company's stock option plans (the "LTMIP") were designed to comply with the Section 162(m) exception for performance-based compensation. The Senior Executive STIP provides objective performance-based annual bonuses, subject to a maximum limit of eight times the executive's annual salary compensation, consisting of base salary plus any deferred compensation. Long-term compensation for the Company's executive officers has been provided through grants of LTMIP stock options. The stockholders of the Company have approved the Senior Executive STIP and the LTMIP.

  Annual Salary Compensation

        Annual salary compensation levels for executive officers are designed to be consistent with competitive practice and level of responsibility. Annual salary compensation for 2003 consisted of base salary and deferred compensation.

  Annual Bonus Compensation

        Annual bonus compensation for 2003 for the named executive officers was provided under the Senior Executive STIP. In accordance with the Senior Executive STIP and as permitted by Section 162(m) of the Code, the Committee established performance criteria and target awards for these executive officers. The performance criteria related to the attainment of a specified level of operating income before depreciation, amortization and non-recurring charges for the Company on a consolidated basis.

        The level of the Senior Executive STIP annual bonuses for 2003 for the Company's executive officers was based on the determination of the Committee that the performance criteria established for 2003 had been achieved. The Committee considered a number of factors, including the role played by the executive officers in achieving strong operating results in a difficult economic environment and generating significant levels of free cash flow and growth in operating income before depreciation and amortization, and awarded the annual bonuses set forth in the Summary Executive Compensation Table.

  Long-Term Compensation

        The Committee believes that the use of equity-based long-term compensation plans appropriately links executive interests to enhancing stockholder value.

        Grants of LTMIP stock options for Class B Common Stock are awarded to the Company's executive officers on an annual basis. These stock options vest over a four-year period and have a ten-year term from the date of grant. The exercise price of these stock options is set at the fair market value of the Class B Common Stock on the date of grant.

  Chief Executive Officer's and Chief Operating Officer's Compensation

        The Company entered into employment agreements with Mr. Redstone to serve as its Chairman and Chief Executive Officer and with Mr. Karmazin to serve as its President and Chief Operating Officer. The terms of those agreements are described below under "Employment Agreements."

        Messrs. Redstone and Karmazin each received a grant of LTMIP options in May 2003 to purchase 800,000 shares of Class B Common Stock that vest in four equal annual installments. These stock options have a ten-year term from the date of grant. The exercise price of these stock options was set at the fair market value of the Class B Common Stock on the date of grant.

        In determining the level of the Senior Executive STIP annual bonuses for 2003 for Messrs. Redstone and Karmazin, the Committee considered a number of factors, including the role played by Messrs. Redstone and Karmazin in achieving strong operating results in a difficult economic environment and generating significant levels of free cash flow and growth in operating income before depreciation and amortization, and awarded the annual bonuses set forth in the Summary Executive Compensation Table.

Members of the Compensation Committee

Ivan Seidenberg, Chair
Jan Leschly
Frederic V. Salerno
William Schwartz

Compensation Committee Interlocks and Insider Participation

        Messrs. Leschly, Schwartz and Seidenberg and Ms. Stonesifer were members of the Compensation Committee for the entire 2003 calendar year. In March 2004, the Board reduced the size of the Compensation Committee to four members, at which time Ms. Stonesifer left the Committee. Mr. Salerno served on the Committee from January to May 2003, and resumed his membership on the Committee in December 2003. Alan C. Greenberg served on the Committee from May to December 2003. William H. Gray III served on the Committee from January to May 2003.

        Mr. Greenberg is Chairman of the Executive Committee of The Bear Stearns Companies Inc. Bear Stearns administers the Company's stock repurchase program and is currently providing investment banking services to the Company in connection with a transaction. Bear Stearns is expected to continue to perform certain broker and investment banking services for the Company.

        Amy Salerno, a daughter of Mr. Salerno, is an employee in the Business Development department of Showtime Networks Inc., a subsidiary of the Company. She is not an officer or executive employee of Showtime or the Company. Her salary and bonus compensation in 2003 exceeded $60,000 and was comparable to other Showtime employees at a similar level.

        Mr. Schwartz is counsel to Cadwalader, Wickersham & Taft ("Cadwalader"). During 2003, Cadwalader provided legal services to the Company with respect to a CBS matter that commenced prior to the CBS Merger. Mr. Schwartz has not performed any legal services with respect to the matter and is not a member of the department or group within Cadwalader that provided those legal services. Mr. Schwartz does not participate in the profits of Cadwalader and did not receive any compensation from Cadwalader related to the legal services provided to the Company.

Summary Executive Compensation Table

        The following table sets forth information concerning total compensation for 2003 for the Chief Executive Officer and the four most highly compensated executive officers of the Company (the "named executive officers") who served in such capacities during 2003.

		Annual Compensation(1)				Long-Term Compensation Awards
Name and Principal Position at End of 2003	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options	All Other Compensation
Sumner M. Redstone Chairman and Chief Executive Officer	2003 2002 2001	$3,993,000 3,629,986 3,300,000	$15,000,000 16,500,000 12,000,000	$ 83,803 117,533 243,021	(2)	800,000 600,000 750,000	$23,718 42,990 57,500	(3)
Mel Karmazin President and Chief Operating Officer	2003 2002 2001	3,993,000 3,629,986 3,300,000	15,000,000 16,500,000 12,000,000	— — —		800,000 600,000 750,000	27,884 67,679 88,972	(3)
Richard J. Bressler Senior Executive Vice President and Chief Financial Officer*	2003 2002 2001	1,155,625 1,075,000 767,694	5,500,000 5,500,000 5,000,000	— — —		400,000 400,000 1,000,000	27,884 24,689 18,972	(3)
Michael D. Fricklas Executive Vice President, General Counsel and Secretary	2003 2002 2001	1,004,327 960,000 848,750	1,200,000 1,200,000 800,000	— — —		125,000 85,000 75,000	22,152 18,750 18,750	(3)
William A. Roskin Senior Vice President, Human Resources and Administration	2003 2002 2001	1,004,327 960,000 848,750	1,000,000 1,000,000 750,000	— — —		90,000 85,000 75,000	22,135 18,750 18,750	(3)

*
Mr. Bressler joined the Company in March 2001 and became Senior Executive Vice President and Chief Financial Officer of the Company on May 1, 2001.

(1)
Annual compensation for the named executive officers includes the following amounts of compensation deferred under the Company's 401(k) and excess 401(k) plans and pursuant to their employment agreements: for Mr. Redstone for 2003 in the amount of $3,022,630, for 2002 in the amount of $2,629,987 and for 2001 in the amount of $2,300,000; for Mr. Karmazin for 2003 in the amount of $3,143,000, for 2002 in the amount of $2,779,986 and for 2001 in the amount of $2,398,077; for Mr. Bressler for 2003 in the amount of $1,130,625 and for 2002 in the amount of $224,999; for Mr. Fricklas for 2003 in the amount of $333,663, for 2002 in the amount of $221,200 and for 2001 in the amount of $268,000; and for Mr. Roskin for 2003 in the amount of $316,625, for 2002 in the amount of $256,500 and for 2001 in the amount of $274,875.

(2)
In accordance with the rules of the SEC, no amount representing perquisites or other personal benefits, securities or property has been set forth for any executive for whom the total amount is less than $50,000. Other Annual Compensation for 2003 for Mr. Redstone includes amounts relating to the Company's incremental cost for non-business use of the Company aircraft of $69,663.

(3)
The Company maintains a program of life and disability insurance which is generally available to all salaried employees on the same basis. In addition, during 2003, the Company maintained for Messrs. Redstone, Karmazin and Bressler certain supplemental life insurance benefits. All Other Compensation includes (a) premiums paid by the Company for this supplemental coverage for 2003 for each of Messrs. Redstone, Karmazin and Bressler of $5,940; (b) the Company's matching contributions under the Company's 401(k) plans for Mr. Redstone of $4,889, for Mr. Karmazin of $2,000, for Mr. Bressler of $2,000, for Mr. Fricklas of $4,227 and for Mr. Roskin of $2,035; and (c) credits for the Company's matching contributions under the Company's excess 401(k) plans for 2003 for Mr. Redstone of $12,889, for Mr. Karmazin of $19,944, for Mr. Bressler of $19,944, for Mr. Fricklas of $17,925 and for Mr. Roskin of $20,100.

Option Grants in Fiscal 2003

        The following table sets forth certain information with respect to executive stock options to purchase shares of Class B Common Stock awarded during 2003 to the named executive officers. The table includes a column designated "Grant Date Present Value." The calculation in that column is based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The Company is unable to anticipate the actual growth rate of the Class B Common Stock.

	Individual Grants
Name	Number of Shares of Class B Common Stock Underlying Options	% of Total Options Granted to Employees in Fiscal 2003	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value (3)
Sumner M. Redstone	800,000(1)	3.37%	$44.08	5/21/13	$16,431,200
Mel Karmazin	800,000(1)	3.37%	44.08	5/21/13	16,431,200
Richard J. Bressler	400,000(2)	1.68%	39.33	1/29/13	7,327,200
Michael D. Fricklas	125,000(2)	*	39.33	1/29/13	2,289,750
William A. Roskin	90,000(2)	*	39.33	1/29/13	1,648,620

*
Less than 1%.

(1)
These grants were awarded to Messrs. Redstone and Karmazin on May 21, 2003 and vest in one-quarter increments on May 21, 2004, May 21, 2005, May 21, 2006 and May 21, 2007.

(2)
These grants were awarded to Messrs. Bressler, Fricklas and Roskin on January 29, 2003 and vest in one-quarter increments on January 29, 2004, January 29, 2005, January 29, 2006 and January 29, 2007.

(3)
The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The grant date values presented in the table were determined in part using the following weighted- average assumptions. No adjustments were made for non-transferability or risk of forfeiture. With respect to the dividend yield, the option grants in the above table were made prior to any declaration of a cash dividend by the Company.

Expected volatility	39.49%
Risk-free rate of return	3.23%
Dividend yield	0%
Time of exercise	7.0 years

  The approach used in developing the assumptions upon which the Black-Scholes valuation is based is consistent with the requirements of the Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

Aggregated Option Exercises in Fiscal 2003 and Value of Options at End of Fiscal 2003

        The following table sets forth as to the named executive officers information with respect to option exercises during 2003 and the status of their options on December 31, 2003.

	Number of Shares of Class B Common Stock Acquired on Exercise		Number of Shares of Class B Common Stock Underlying Unexercised Options as of December 31, 2003		Value of Unexercised In-the-Money Options as of December 31, 2003
Name
		Value Realized	Exercisable	Nonexercisable	Exercisable	Nonexercisable
Sumner M. Redstone	—	$ —	10,025,000	1,625,000	$146,600,000	$ 240,000
Mel Karmazin(1)	1,017,092	35,430,984	7,171,404	1,625,000	102,430,736	240,000
Richard J. Bressler	—	—	600,000	1,200,000	2,190,000	4,210,000
Michael D. Fricklas	—	—	391,250	253,750	4,562,206	1,009,519
William A. Roskin(2)	25,000	662,733	458,250	218,750	6,414,041	832,769

(1)
Mr. Karmazin exercised options during 2003 that were due to expire on May 1, 2003 and March 31, 2004. In each case, Mr. Karmazin sold only that number of shares necessary to cover the exercise price and pay the taxes associated with the exercise of the stock options.

(2)
Mr. Roskin exercised options during 2003 that were due to expire on August 1, 2004.

Viacom Pension Plan Table

	Years of Service
Remuneration
	15	20	25	30
$150,000	$36,077	$48,103	$60,129	$72,155
300,000	75,452	100,603	125,754	150,905
450,000	114,827	153,103	191,379	229,655
600,000	154,202	205,603	257,004	308,405
750,000	193,577	258,103	322,629	387,155

        Under the terms of the Viacom Pension Plan and the Viacom Excess Pension Plan for certain highly compensated employees (collectively, the "Viacom Pension Plans"), an eligible employee will receive a benefit at retirement that is based upon the employee's number of years of benefit service up to a maximum of 30 years and final average compensation (salary and bonus) for the highest 60 consecutive months out of the final 120 months. Such compensation is limited to $750,000 per year or, for any executive employed by the Company as of December 31, 1995, the executive's base salary as of December 31, 1995, if greater. The benefits under the Viacom Excess Pension Plan are not subject to the Internal Revenue Code provisions that limit the compensation used to determine benefits and the amount of annual benefits payable under the Viacom Pension Plan. The foregoing table illustrates, for representative average annual pensionable compensation and years of benefit service classifications, the annual retirement benefit payable to employees under the Viacom Pension Plans upon retirement in 2003 at age 65, based on the straight-life annuity form of benefit payment and not subject to deduction or offset.

        Mr. Karmazin's benefits under the Viacom Pension Plans will be calculated as though he had approximately 16 years of benefit service in accordance with the terms of his employment agreement with the Company. The number of years of benefit service that have been credited for Messrs. Bressler, Fricklas and Roskin are approximately 2 years, 9.5 years and 16 years, respectively. Mr. Redstone's participation in the Viacom Pension Plans commenced in March 2003. Under current Internal Revenue Service regulations, Mr. Redstone must receive certain minimum payments from the Viacom Pension Plan beginning in 2004, which payments cannot be deferred.

        Mr. Karmazin has a vested benefit under an Infinity pension plan which was frozen in November 1987. He has not accrued any additional benefits under this plan since November 1987. As of December 31, 2003, the estimated monthly retirement benefit payable to Mr. Karmazin under the frozen Infinity pension plan upon retirement at age 65 and based on a single-life annuity form of benefit payment and not subject to deduction or offset is $1,408.

Performance Graphs

        The following graphs compare the cumulative total stockholder return on the Class A Common Stock and the Class B Common Stock with the cumulative total return on the companies listed in the Standard & Poor's 500 Stock Index and a peer group of companies identified below. The composition of the peer group included in the graph set forth below as Exhibit I has been revised to more closely resemble the Company's lines of business. Exhibit II shows the Company's performance with respect to the peer group used for the graph contained in the Company's 2003 proxy statement.

        The performance graphs assume $100 invested on December 31, 1998 in each of the Class A Common Stock, the Class B Common Stock, the S&P 500 Index and the Peer Groups identified below, including reinvestment of dividends, through the calendar year ended December 31, 2003.

Exhibit I
Total Cumulative Stockholder Return for
Five-Year Period Ending December 31, 2003

        The Peer Group consists of the following companies: The Walt Disney Company, The News Corp. Ltd. (ADRs), Time Warner Inc. (formerly AOL Time Warner Inc.), Tribune Company and Clear Channel Communications.

Dollars
175
150
125
100
75
50
25
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
Class A Common
Class B Common
S&P 500
Peer Group

December 31,	1998	1999	2000	2001	2002	2003
Class A Common	100.00	164.32	127.78	120.31	110.95	120.71
Class B Common	100.00	163.34	126.35	119.32	110.16	120.30
S&P 500	100.00	121.04	110.03	96.94	75.52	97.19
Peer Group	100.00	118.64	94.25	84.77	51.27	69.36

Exhibit II
Total Cumulative Stockholder Return for
Five-Year Period Ending December 31, 2003

        The Peer Group consists of the following companies: The Walt Disney Company, Gaylord Entertainment Co., The News Corp. Ltd. (ADRs), Time Warner Inc. (formerly AOL Time Warner Inc.) and Tribune Company.

Dollars
175
150
125
100
75
50
25
Class A Common
Class B Common
S&P 500
Peer Group
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003

December 31,	1998	1999	2000	2001	2002	2003
Class A Common	100.00	164.32	127.78	120.31	110.95	120.71
Class B Common	100.00	163.34	126.35	119.32	110.16	120.30
S&P 500	100.00	121.04	110.03	96.94	75.52	97.19
Peer Group	100.00	114.37	95.07	84.02	49.49	67.76

Employment Agreements

        The Company entered into an employment agreement with Mr. Redstone to serve as its Chairman and Chief Executive Officer after the CBS Merger. In March 2003, the Company entered into a new employment agreement with Mr. Redstone that became effective on May 5, 2003. Under that agreement, Mr. Redstone will continue to serve as the Company's Chairman and Chief Executive Officer with decision-making authority over all of the business affairs of the Company, including corporate policy and strategy, as defined in his employment agreement. Mr. Redstone receives a salary of $1 million per annum and annual bonus compensation, with a target bonus of $6.655 million for calendar year 2003. The target bonus amount for each subsequent calendar year will be at least equal to the target bonus for the Chief Operating Officer. In addition, Mr. Redstone received deferred compensation of $2.993 million during calendar year 2003, to be increased for subsequent calendar years by 10% of the sum of his salary and deferred compensation for the preceding year. Mr. Redstone is entitled to be provided with $5 million of life insurance during his employment with the Company.

        The Company entered into an employment agreement with Mr. Karmazin to serve as its President and Chief Operating Officer after the CBS Merger until December 31, 2003. In March 2003, the Company entered into a new employment agreement with Mr. Karmazin that became effective on May 5, 2003, which provides that Mr. Karmazin will continue to serve as the Company's President and Chief Operating Officer through May 5, 2006, reporting to Mr. Redstone. Mr. Karmazin will have full authority over the operations of the Company, subject to consultation with Mr. Redstone. Mr. Karmazin receives a salary of $1 million per annum and annual bonus compensation, with a target bonus of $6.655 million for calendar year 2003. The target bonus amount will increase annually by an amount determined by the Compensation Committee but not less than 10%. In addition, Mr. Karmazin received deferred compensation of $2.993 million during calendar year 2003, to be increased for subsequent calendar years by 10% of the sum of his salary and deferred compensation for the preceding year. Mr. Karmazin is entitled to be provided with $5 million of life insurance during the employment term. In the event of the termination of Mr. Karmazin's employment by the Company without "cause" or his voluntary termination for "good reason" (as these terms are defined in his agreement) during the employment term, he will be entitled to receive salary, target bonus, deferred compensation and certain benefits and perquisites for the balance of the employment term, or, if longer, until the second anniversary of the date of termination. Further, in such event, stock options granted after the effective date of the agreement, as well as stock options granted before the effective date of the agreement that would have vested during the employment term, shall vest on the date of termination and, together with outstanding options that vested prior to the date of termination, shall remain exercisable for two years following the date of termination or, if later, until May 5, 2006 (but not beyond the expiration of such stock options). "Good reason" includes, among other things, Mr. Karmazin's being overruled by the Board of Directors or the Chairman and Chief Executive Officer on any bona fide decision within his authority, the Chairman or the Board making a decision with respect to "corporate policy and strategy" despite Mr. Karmazin's bona fide objection, the Board ceasing to be comprised of a majority of independent directors (as defined by the Company's Corporate Guidelines as currently in effect), or the failure to promptly appoint Mr. Karmazin as Chief Executive Officer of the Company if Mr. Redstone ceases to serve in such position.

        Mr. Bressler's employment agreement provides that he will be employed as Senior Executive Vice President and Chief Financial Officer of the Company until March 21, 2006, at a salary of $1 million per annum. Mr. Bressler's annual target bonus is set at $2.5 million. Mr. Bressler also earned deferred compensation of $155,625 for calendar year 2003 and for subsequent calendar years will earn deferred compensation equal to 7.5% of his salary and deferred compensation for the preceding year. Mr. Bressler will be provided with $5 million of life insurance during the employment term. In the event of the termination of Mr. Bressler's employment by the Company without "cause" or his voluntary termination for "good reason" (as these terms are defined in his agreement) during the employment term, he will be entitled to receive salary, target bonus, deferred compensation and certain benefits and perquisites for the balance of the employment term, subject to mitigation after the first eighteen months. Further, in such event, stock options that would have vested during the employment term shall vest on the date of termination and, together with outstanding options that vested prior to the date of termination, shall remain exercisable for one year following the date of termination (but not beyond the expiration of such stock options).

        Mr. Fricklas' employment agreement was amended in April 2003. His agreement provides that he will be employed as Executive Vice President, General Counsel and Secretary of the Company until January 31, 2006, at a salary of $950,000 per annum until May 1, 2003, and thereafter at a salary of $1 million per annum. Mr. Fricklas' annual target bonus is set at $1 million. Mr. Fricklas earned deferred compensation of $25,000 for the twelve-month period beginning May 1, 2003, which amount shall increase by $75,000 for each subsequent twelve-month period. In the event of the termination of Mr. Fricklas' employment by the Company without "cause" or his voluntary termination for "good reason" (as these terms are defined in his agreement) during the employment term, he will be entitled to receive salary, target bonus, deferred compensation and certain benefits and perquisites for the balance of the employment term, subject to mitigation after the first twelve months. Further, in such event, stock options that would have vested during the employment term shall vest on the date of termination and, together with outstanding options that vested prior to the date of termination, shall remain exercisable for the following period after the date of termination (but not beyond the expiration of such stock options): one year for options granted on or after January 29, 2003, and six months for options granted before January 29, 2003.

        Mr. Roskin's employment agreement provides that he will be employed until January 31, 2006, at a salary of $950,000 per annum until May 1, 2003 and thereafter at a salary of $1 million per annum. Mr. Roskin's annual target bonus is set at 60% of his salary and, if applicable, deferred compensation. Mr. Roskin earned deferred compensation of $25,000 for the twelve-month period beginning May 1, 2003, which amount shall increase by $75,000 for each subsequent twelve-month period. In the event of the termination of Mr. Roskin's employment by the Company without "cause" or his voluntary termination for "good reason" (as these terms are defined in his agreement) during the employment term, he will be entitled to receive salary, target bonus, deferred compensation and certain benefits and perquisites for the balance of the employment term, subject to mitigation after the first twelve months. Further, in such event, stock options that would have vested during the employment term shall vest on the date of termination and, together with outstanding options that vested prior to the date of termination, shall remain exercisable for six months following the date of termination (but not beyond the expiration of such stock options).

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information, as of December 31, 2003, concerning shares of the Company's Common Stock authorized for issuance under (i) equity compensation plans approved by the Company's stockholders, and (ii) equity compensation plans assumed by the Company in the CBS Merger and the Infinity Merger pursuant to which awards were made after completion of the respective mergers. Other than as discussed in note (1) below, all shares reflected in the table are shares of the Company's Class B Common Stock.

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2)	100,459,619		$41.41	36,023,644
Equity compensation plans not approved by security holders (3)	4,297,078	(4)	$45.31	21,259,180	(5)

Total(6)	104,756,697		$41.57	57,282,824

(1)
This table does not include plans assumed by the Company pursuant to the CBS Merger, the Infinity Merger, the acquisition of BET and the Blockbuster merger (collectively, the "Mergers"), if no awards were made under such plans after completion of the respective Mergers. This table does not, therefore, include options for 2,562 shares of Viacom Class A Common Stock in the aggregate, options for 42,649,600 shares of Viacom Class B Common Stock in the aggregate, warrants to purchase 135,420 shares of Viacom Class B Common Stock and 5,713 shares of Class B Common Stock underlying common stock equivalents credited to CBS directors, all of which were assumed in the Mergers and outstanding as of December 31, 2003. The weighted-average exercise price of the options and warrants as of December 31, 2003 was $30.76.

(2)
These plans are the Viacom Inc. 1994, 1997 and 2000 Long-Term Management Incentive Plans and the Viacom Inc. 1993, 1994 and 2000 Outside Directors Stock Option Plans.

(3)
These plans are the CBS 1991 Long-Term Incentive Plan (the "CBS 1991 LTIP"), the CBS 1993 Long-Term Incentive Plan (the "CBS 1993 LTIP") and the Infinity 1998 Long-Term Incentive Plan (the "Infinity 1998 LTIP") that were assumed by the Company pursuant to the CBS Merger and the Infinity Merger and pursuant to which additional awards, reflected in column (a) in the table, were made after the applicable dates of such mergers.

(4)
This number does not include options for 25,606,263 shares of Viacom Class B Common Stock assumed by the Company in the CBS Merger and the Infinity Merger with a weighted-average exercise price of $34.35 that were granted under the CBS 1991 LTIP, the CBS 1993 LTIP and the Infinity 1998 LTIP.

(5)
The CBS 1993 LTIP provides that no options or other awards may be granted after May 25, 2003. On March 10, 2004, the Board of Directors determined that no options or other awards could be granted after that date under the CBS 1991 LTIP and the Infinity 1998 LTIP. Therefore, after March 10, 2004, the number of securities remaining available for future issuance under equity compensation plans not approved by security holders is zero.

(6)
As of March 31, 2004, the total number of securities to be issued upon exercise of outstanding options, warrants and rights was 121,773,963; the weighted-average exercise price of outstanding options, warrants and rights was $41.49; the weighted-average term until expiration of outstanding options, warrants and rights was 6.23 years; and the number of securities remaining available for future issuance under the Viacom Inc. 2000 Long-Term Management Incentive Plan and the Viacom Inc. 2000 Outside Directors' Stock Option Plan (the only equity compensation plans under which future awards could be granted) was 18,145,701.

        Below are descriptions of equity compensation plans not approved by the Company's security holders and under which awards were made after the dates of the CBS Merger and the Infinity Merger, as applicable (see note (3) to the Equity Compensation Plan Table).

  CBS 1991 LTIP, CBS 1993 LTIP and Infinity 1998 LTIP

        The Company assumed the CBS 1991 LTIP and the CBS 1993 LTIP (together, the "CBS LTIPs") at the time of the CBS Merger. The Company assumed the Infinity 1998 LTIP at the time of the Infinity Merger. Stock options issued under the CBS LTIPs and the Infinity 1998 LTIP prior to the respective mergers were converted into Viacom options with the number of options and the related exercise prices adjusted, in the case of the CBS Merger, by 1.085 to reflect the CBS exchange ratio and, in the case of the Infinity Merger, by 0.592 to reflect the Infinity exchange ratio.

        The CBS LTIPs and the Infinity 1998 LTIP provided for grants of non-statutory stock options, stock appreciation rights and limited stock appreciation rights, performance awards and restricted stock. The CBS 1993 LTIP and the Infinity 1998 LTIP also provided for grants of incentive stock options. Stock options were the only awards issued under the CBS LTIPs and the Infinity 1998 LTIP that were assumed by the Company at the time of the respective mergers and that are currently outstanding.

        Prior to the CBS Merger and the Infinity Merger, stock options were awarded by CBS and Infinity to their respective management and employees under the CBS LTIPs and the Infinity 1998 LTIP. Option grants pursuant to the "Fund the Future" program were also made under these plans. After the mergers, the Company awarded stock options in 2001 and 2002 under the CBS LTIPs and the Infinity 1998 LTIP pursuant to the "Fund the Future" program to certain employees in the CBS, Infinity Radio and Viacom Outdoor divisions of the Company. No awards have been made under the CBS LTIPs and the Infinity 1998 LTIP since 2002, and as discussed in note (5) to the Equity Compensation Plan Table, no additional awards can be made under the CBS 1993 LTIP after May 25, 2003, or under the CBS 1991 LTIP and the Infinity 1998 LTIP after March 10, 2004.

        The exercise price of stock options issued under the CBS LTIPs and the Infinity 1998 LTIP could not be less than the fair market value on the date of grant. The management stock options granted under the CBS LTIPs and the Infinity 1998 LTIP generally vested over a one to four-year period and a one to three-year period, respectively, and vested options could be exercised at any time until the ten-year expiration date subject to provisions regarding termination of employment.

        Stock options granted under the CBS LTIPs and the Infinity 1998 LTIP pursuant to the "Fund the Future" program are subject to a three-year holding period as well as a vesting schedule that is related to years of service. Generally, vested options granted under this program can be exercised once the three-year holding period has been satisfied but not beyond the ten-year expiration date, subject to provisions regarding termination of employment. The Compensation Committee has the power to accelerate the time at which any option may vest or be exercised.

ITEM 3—APPROVAL OF THE VIACOM INC. 2004
LONG-TERM MANAGEMENT INCENTIVE PLAN

        The Board of Directors of the Company has approved and is submitting for stockholder approval the Viacom Inc. 2004 Long-Term Management Incentive Plan (the "2004 LTMIP"). The text of the 2004 LTMIP appears at the end of this proxy statement as Annex B. The following description of the 2004 LTMIP should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the 2004 LTMIP.

        The terms of the 2004 LTMIP are similar to its predecessor, the Viacom Inc. 2000 Long-Term Management Incentive Plan, as amended and restated through January 31, 2001 (the "2000 LTMIP"), which plan was approved by the Board of Directors and stockholders of the Company in May 2000. The 2004 LTMIP replaces the 2000 LTMIP and no further awards can be made under the 2000 LTMIP after the 2004 LTMIP is approved by the Company's stockholders.

        The 2004 LTMIP provides for awards of stock options to purchase shares of Class B Common Stock, stock appreciation rights, restricted and unrestricted shares of Class B Common Stock, restricted share units, phantom shares, dividend equivalents, performance awards and other equity-related awards and cash payments, the terms and conditions of which are described in more detail below. Although the Company only issued stock options under the 2000 LTMIP and has no specific plans to issue other types of incentives, the terms of the 2004 LTMIP provide the Company with the flexibility to modify this practice to reflect changes in tax, accounting or compensation strategies. In addition, the 2004 LTMIP increases the number of shares available for issuance under the plan and expressly states the Company's long-standing policy of not repricing outstanding stock options.

        The 2004 LTMIP provides that awards may be granted to any employee of the Company or any of its subsidiaries. Approximately 5,000 employees of the Company and its subsidiaries, including officers, are eligible for awards under the 2004 LTMIP. Approximately 14,000 employees in the CBS, Infinity Radio and Viacom Outdoor divisions are eligible to receive option awards pursuant to the LTMIP under the "Fund the Future" program. Where necessary, compensation relating to awards under this plan is generally intended to qualify as "performance-based compensation" which is excluded from the $1 million limit on deductible compensation set forth in Section 162(m) of the Code.

        Subject to adjustment as described under "Adjustments" below, the number of shares of Class B Common Stock that may be issued under the 2004 LTMIP will be 125 million shares plus any unused shares that remain available for issuance under the 2000 LTMIP as of the date the 2004 LTMIP is approved by the stockholders of the Company, which is estimated to be approximately another 15 million shares. Any shares of Class B Common Stock subject to awards outstanding under the 2000 LTMIP that lapse, expire or terminate without the issuance of Class B Common Stock will also be available for awards under the 2004 LTMIP. Notwithstanding the foregoing or the share-counting provisions in the next paragraph, the total aggregate number of shares of Class B Common Stock that may be issued under the 2004 LTMIP is 140 million shares (subject to adjustment). Shares of Class B Common Stock issued under the 2004 LTMIP will be authorized but unissued shares, treasury shares or, subject to conditions that the Compensation Committee of the Board of Directors (the "Committee") may determine, from shares beneficially owned by one or more stockholders of the Company.

        Shares subject to awards under the 2004 LTMIP will again be available for future awards upon the occurrence of specified events that result in fewer than the total number of shares subject to the award being delivered to the participants. Shares of Class B Common Stock that will be added back to the plan limit (and any applicable plan sub-limits) and will again be available for awards are those shares (1) tendered or withheld to pay the exercise price of an award or to satisfy any tax or other withholding obligations with respect to an award, (2) subject to an award that expires or is cancelled, forfeited or terminated without having been exercised or paid, or (3) subject to an award that is instead settled in cash. In addition, if an award is settled by delivery of fewer than the full number of shares subject to such award, then the excess, if any, of the number of shares subject to the award over the number of shares actually delivered to the participant upon settlement of the award will not be counted against the plan limit (or any applicable plan sub-limits). Shares underlying awards granted in substitution for awards previously granted by an entity acquired by the Company will not be counted against the plan limit (or any applicable plan sub-limits).

        The maximum aggregate number of shares of Class B Common Stock that may be issued pursuant to awards of (A) restricted shares, restricted share units, unrestricted shares, performance shares and dividend equivalents, and (B) performance units and other awards (as defined in the 2004 LTMIP) but only if such performance units or other awards are paid or settled in shares of Class B Common Stock, is 70 million shares, subject to adjustment as described under "Adjustments" below. Of this number, the Company may not issue more than 75,000 shares (subject to adjustment) as unrestricted Class B Common Stock.

        For purposes of Section 162(m) of the Code, the maximum aggregate number of shares of Class B Common Stock that may be granted to any participant during the five-year term of the plan pursuant to stock option, stock appreciation or phantom share awards that are not subject to performance goals, as described below (regardless of whether such awards are settled in cash, in shares of Class B Common Stock, in other Company securities designated by the Committee or in a combination thereof), is 20 million (subject to adjustment). For awards (other than those awards described in the previous sentence) intended to satisfy the Section 162(m) exception for "qualified performance-based compensation," the maximum amount that may be granted to any participant during any performance period is $50 million for awards denominated in cash and 4 million shares of Class B Common Stock for awards denominated in shares of Class B Common Stock (subject to adjustment). Notwithstanding the previous sentence, if with respect to any performance period, a participant is granted awards having an aggregate dollar value and/or number of shares less than the maximum dollar amount and/or number of shares that could have been awarded to such participant based on the degree to which the relevant performance goals were achieved, the excess of the maximum dollar amount and/or number of shares over the dollar amount and/or number of shares actually awarded will increase the maximum dollar amount and/or number of shares that may be awarded to such participant for the next performance period for which the participant is granted awards intended to satisfy the Section 162(m) exception for "qualified performance-based compensation" (subject to adjustment). The fair market value of a share of Class B Common Stock was $37.77 on March 22, 2004.

        All awards under the 2004 LTMIP are approved by the Committee, in its sole discretion. For this reason, it is not possible to determine the benefits or amounts of the awards that will be received by any particular employees or group of employees in the future under the 2004 LTMIP. As of the date of this proxy statement, no awards have been granted under the 2004 LTMIP. Unless earlier terminated by action of the Board, the 2004 LTMIP will terminate on March 10, 2009.

PURPOSE AND DESCRIPTION OF THE PLAN

Purpose of the Plan

        The purpose of the 2004 LTMIP is to benefit and advance the interests of the Company and its subsidiaries by rewarding certain employees of the Company and its subsidiaries for their contributions to the financial success of the Company and its subsidiaries and thereby motivate them to continue to make such contributions in the future.

Administration

        The 2004 LTMIP will be administered by the Company's Board or the Committee. In addition, subject to certain limitations, the Committee may delegate its authority under the plan to one or more members of the Committee or one or more officers of the Company. The Committee selects the employees who receive awards under the 2004 LTMIP, and determines the type of award to be granted, the number of shares subject to awards or the cash amount payable in connection with an award and the terms and conditions of these awards in accordance with the terms of the 2004 LTMIP. The Committee has full authority to interpret the 2004 LTMIP and to establish rules for its administration.

        With respect to any award that is intended to satisfy the exception for "qualified performance-based compensation" set forth in Section 162(m) of the Code, the Committee will consist of at least the number of directors required from time to time to satisfy this exception, and each Committee member will satisfy the qualification requirements of such exception. Failure of any Committee member to meet these qualification requirements will not, however, invalidate any action taken or awards granted by the Committee.

Stock Options

        Stock options can be either incentive stock options within the meaning of Section 422 of the Code or options that do not qualify as incentive stock options for federal income tax purposes, called non-qualified stock options, as determined by the Committee. Historically, the Company has not granted incentive stock options.

        Subject to certain limits described below, the Committee has the power to determine the number and kind of stock options granted, the exercise price of the stock options, the vesting schedule applicable to such stock options, the period during which they can be exercised and any applicable performance goal requirements. The Committee may, in its discretion, accelerate the vesting date of any stock option. The Committee may not "reprice" any stock option (as defined in the 2004 LTMIP). No stock option may be granted with a per share exercise price of less than 100% of the fair market value of a share of Class B Common Stock on the date of grant unless such stock option is subject to performance goals (as described below) or is an award granted in substitution for outstanding awards previously granted by an entity acquired by the Company (with certain limitations). Unless otherwise determined by the Committee, no stock option can be exercised more than ten years after the date of grant. The exercise price of a stock option will be paid in full on or before the settlement date for the shares of Class B Common Stock issued pursuant to the exercise of the stock options in cash or, in the discretion of the Committee, in shares of Class B Common Stock (or other Company securities designated by the Committee) or in a combination of cash and shares (or such other securities) or with any other form of valid consideration that is acceptable to the Committee. The Committee may also allow a participant to pay all or a portion of the exercise price using a net share settlement procedure, through the withholding of shares or through a cashless exercise procedure.

        Generally, if a participant voluntarily terminates employment or his or her employment is terminated by the Company other than for cause, his or her outstanding stock options may be exercised, to the extent then exercisable, for six months following the date of termination. In the event that a participant terminates employment (after reaching age 60) when he or she is eligible for immediate payment of a pension, he or she may exercise his or her stock options, to the extent then exercisable, for three years. In the event of the permanent disability of a participant, his or her stock options may be exercised, to the extent exercisable upon the date of the onset of such permanent disability, for three years following such date. In the event of a participant's death, his or her stock options may be exercised, to the extent exercisable at the date of death, by the person who acquired the right to exercise the stock options by will or the laws of descent and distribution for two years following the date of death. If any participant's employment is terminated for cause, then, unless the Committee determines otherwise, all stock options, whether or not then vested, will be forfeited by the participant effective as of the date of such termination. The Committee generally has the discretion to reduce or increase the post-termination exercise periods described above but, unless the Committee determines otherwise, in no event may a stock option be exercised following the earlier to occur of the expiration of the option and the tenth anniversary of the date of grant.

        It is expected that any stock options granted pursuant to the "Fund the Future" program would continue to have terms similar to the terms of options previously granted under this program. For additional information, see description of the "Fund the Future" program in "Equity Compensation Plan Information."

Stock Appreciation Rights

        The Committee may grant stock appreciation rights under the 2004 LTMIP alone or in tandem with other awards. No stock appreciation right that is granted alone may be granted with a per share exercise price of less than 100% of the fair market value of a share of Class B Common Stock on the date of grant unless such stock appreciation right is subject to performance goals (as described below) or is an award granted in substitution for outstanding awards previously granted by an entity acquired by the Company (with certain limitations). Stock appreciation rights granted alone or in tandem with awards other than stock options will be subject to the terms and conditions established by the Committee as set forth in the applicable award agreement.

        Stock appreciation rights granted in tandem with a stock option may be granted either at the time the stock option is granted or by amendment at any time prior to the exercise, expiration or termination of such stock options. This type of stock appreciation right entitles the holder to surrender the related stock option in lieu of exercise and to receive an amount equal to the excess of the fair market value of a share of Class B Common Stock determined as of the day preceding the date the holder surrenders the stock option over the aggregate exercise price of such stock option. This amount will be paid in cash or, in the discretion of the Committee, in shares of Class B Common Stock (or other Company securities designated by the Committee) or in a combination of cash and shares (or such other securities). No stock appreciation right granted in tandem with a stock option can be exercised unless the related stock option is then exercisable.

Restricted Shares, Restricted Share Units and Unrestricted Shares

        The Committee may grant restricted shares and restricted share units under the 2004 LTMIP. A restricted share is a share of Class B Common Stock granted to the participant subject to restrictions as determined by the Committee. A restricted share unit is a contractual right to receive, in the discretion of the Committee, a share of Class B Common Stock (or other Company securities designated by the Committee), a cash payment equal to the fair market value of a share of Class B Common Stock or a combination of cash and Class B Common Stock (or such other securities), subject to terms and conditions as determined by the Committee. The Committee may also, in its sole discretion, grant awards for not more than 75,000 unrestricted shares of Class B Common Stock (subject to adjustment) to eligible employees in recognition of outstanding achievements and performance.

        Restricted shares and restricted share units will be subject to a vesting schedule, which may include any applicable performance goal requirements, established by the Committee. In no event may restricted shares or restricted share units that vest contingent solely on the continued employment of the participant fully vest in less than three years from the date of grant. For restricted share awards, the participant will have all rights as a holder of shares of Class B Common Stock except that the participant will not be entitled to be registered on the books and records of the Company until the shares represented thereby have vested, and the restricted shares cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested. Restricted share units paid in Class B Common Stock may be evidenced by, among other things, book entry registration or the issuance of stock certificates for the appropriate number of shares of stock, free of restrictions.

        If a participant terminates employment with the Company or any of its subsidiaries for any reason or, in the event of a participant's death, retirement or permanent disability, the unvested restricted shares and restricted share units will be forfeited as of the date of such event, unless the Committee determines otherwise. The Committee may, in its discretion, accelerate the dates on which restricted shares and restricted share units vest.

Phantom Shares

        The value of any phantom shares granted under the 2004 LTMIP will be determined by reference to the fair market value of a share of Class B Common Stock. Payments made with respect to such phantom shares are based, subject to any applicable limit on the maximum amount payable, on any increase in the appreciation value of shares of Class B Common Stock on specified valuation dates over the initial value of the shares. The 2004 LTMIP empowers the Committee to determine the initial value of the phantom shares as of the date of grant. The 2004 LTMIP further empowers the Committee to determine the valuation dates (not later than the eighth anniversary of the date of grant) applicable to an award of phantom shares, the period during which the phantom shares vest and any limit on the maximum amount of appreciation value payable for the phantom shares. The appreciation value of a phantom share will be paid to a participant in cash or, in the discretion of the Committee, in shares of Class B Common Stock (or other Company securities designated by the Committee) or in a combination of cash and shares (or such other securities).

        If a participant's employment terminates for any reason other than for "cause" or, in the event of the participant's death, retirement or permanent disability, then, unless the Committee determines otherwise, the cash payments for such participant's phantom shares will be the lesser of the appreciation value determined as of the date of such termination or event or as of the originally scheduled valuation dates and such payments will be made after the originally scheduled valuation dates. All rights with respect to phantom shares that are not vested as of the date of such termination or event, as the case may be, will be relinquished by the participant. If a participant's employment is terminated for "cause," all phantom shares (whether or not vested) will be forfeited by the participant, unless the Committee determines otherwise.

Performance Awards

        The Committee may grant performance awards in the form of either performance shares or performance units. Performance awards may be granted alone or in addition to other awards made under the 2004 LTMIP. The terms and conditions of the performance awards will be determined by the Committee, and, unless the Committee determines otherwise, the granting, vesting and/or exercisability of performance awards will be conditioned in whole or in part on the achievement in whole or in part of performance goals (as described below) during a performance period as selected by the Committee. Performance shares are payable in shares of Class B Common Stock and performance units are payable in cash or, in the discretion of the Committee, in shares of Class B Common Stock (or other Company securities designated by the Committee) or in a combination of cash and shares (or such other securities).

Performance Goals

        The Committee may condition the grant, vesting and/or exercisability of any award, including, but not limited to, performance shares and performance units, upon the attainment of performance targets related to one or more performance goals over a performance period selected by the Committee. The Committee may reduce any award below the maximum amount that could be paid based on the degree to which the performance targets related to such award were attained. However, the Committee may not increase any award that is intended to satisfy the exception for "qualified performance based compensation" set forth in Section 162(m) of the Code above the maximum amount that could be paid based on the attainment of performance targets.

        For any awards that are intended to satisfy the Section 162(m) exception for "qualified performance-based compensation," the awards will be subject to one or more, or any combination, of the following performance goals, as selected by the Committee: OIBDA, OIBDA without inter-company eliminations, operating income, free cash flow, net earnings, net earnings from continuing operations, earnings per share, revenue, net revenue, operating revenue, total shareholder return, share price, return on equity, return in excess of cost of capital, profit in excess of cost of capital, return on assets, return on invested capital, net operating profit after tax, operating margin and profit margin.

        In addition, for any awards that are not intended to satisfy the Section 162(m) exception, the Committee may establish performance targets based on other performance goals, as it deems appropriate.

        The performance targets may be based on objectives related to individual performance, Company performance, or the performance of a subsidiary, division, department, region, function or business unit. The performance targets may be determined on an absolute or cumulative basis or on a percentage of improvement over time. In addition, a performance target may be measured in terms of Company performance (or of the performance of a subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

        In the event that, during a performance period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs which has the effect, as determined by the Committee, in its sole and absolute discretion, of distorting the applicable performance criteria involving the Company, including, without limitation, changes in accounting standards, the Committee may adjust or modify, as determined by the Committee, in its sole and absolute discretion, the calculation of the performance goals, to the extent necessary to prevent reduction or enlargement of the participants' awards under the 2004 LTMIP for such performance period attributable to such transaction, circumstance or event.

Dividend Equivalents and Other Awards

        The Committee may, in its sole discretion, allow any recipient of an award under the 2004 LTMIP to receive, currently or on a deferred basis, interest, dividends or dividend equivalent payments, with respect to the number of shares of Class B Common Stock covered by such award. The Committee may also provide for the amount of such interest, dividend or dividend equivalent to be reinvested and/or subject to the same terms and conditions (including vesting and forfeiture provisions) as the related award.

        The Committee has the authority to grant other equity-related awards or cash payments, which payments may be based on one or more criteria determined by the Committee, under the 2004 LTMIP that are consistent with the purpose of the plan and the interests of the Company. The Committee may also establish procedures for the deferral of payment of awards.

Adjustments

        In the event of a merger, consolidation, stock split, reverse stock-split, dividend, distribution, combination, reclassification, reorganization, split-up, spin-off or recapitalization that changes the character or amount of the Class B Common Stock or other changes in the corporate structure, equity securities or capital structure of the Company, the Committee will make such adjustments, if any, as it deems appropriate to the number and kind of securities subject to any outstanding award, the exercise price or purchase price, if any, of any outstanding award or the initial value of any outstanding phantom shares, and the maximum number or kind of securities that may be granted under the 2004 LTMIP or under the applicable plan sub-limits or the aggregate number or kind of securities that may be granted to any participant. These adjustments will not be considered a repricing under the plan.

Transfer and Rights Restrictions

        The rights of a participant with respect to any award granted under the 2004 LTMIP will be exercisable during the participant's lifetime only by the participant and will not be transferable by the participant other than by will or the laws of descent and distribution. The Committee may, however, permit other transferability, subject to any conditions and limitations that it imposes. No award will be construed as giving any employee a right to receive future awards or to continued employment with the Company.

Amendment and Termination of the Plan

        The Board of Directors of the Company may at any time alter, amend, suspend or terminate the 2004 LTMIP, in whole or in part, except that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of the NYSE or other principal stock exchange on which the Company's Class B Common Stock is listed, and no termination, suspension, alteration or amendment may materially adversely alter or affect the terms of any then outstanding awards without the consent of the affected participant.

Breach of Agreements

        The Committee may include a provision in any agreement or certificate governing an award under the plan that would require a participant to return gains realized on such award under the plan if the Committee determines that a material breach of certain obligations of the participant under one or more agreements has occurred during the one-year period after the termination of the participant's employment with the Company or a subsidiary.

Federal Income Tax Consequences

        The following discussion is intended as a general summary of the federal income tax consequences associated with the grant and exercise of stock options. This summary does not purport to be complete and does not address any applicable state or local tax law.

        Non-Qualified Stock Options.    In general, no taxable income is realized by the participant upon the grant of a non-qualified stock option, and no deduction generally is then available to the Company. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. The amount included in the gross income of the participant will also be deductible by the Company. The tax basis of shares acquired by the participant will be equal to the exercise price plus the amount includable in the gross income of the participant as ordinary income. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-qualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. Certain additional rules may apply if the exercise price of a non-qualified stock option is paid in shares or other securities previously owned by the participant.

        Incentive Stock Options.    In general, no taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the transfer of the shares upon exercise of the incentive stock option and more than two years from the date of the grant of the incentive stock option (the "ISO Holding Period"), the difference between the exercise price and the amount realized upon the sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares acquired upon exercise of the incentive stock option are disposed of before the expiration of the ISO Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock. Any further gain or loss from an arm's-length sale or exchange will be taxable as a long-term or short-term capital gain or loss, depending upon the holding period of the shares before disposition. Certain additional rules may apply if the exercise price of an incentive stock option is paid in shares or other securities previously owned by the participant.

        The excess of the fair market value at the time of exercise of the shares acquired upon the exercise of an incentive stock option over the exercise price of such stock option may constitute an adjustment to taxable income for purposes of the alternative minimum tax. Special rules for computing alternative minimum taxable income also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the stock for purposes of computing alternative minimum taxable income on the subsequent sale of the shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote "FOR" the approval of the Viacom Inc. 2004 Long-Term Management Incentive Plan.

ITEM 4—APPROVAL OF THE AMENDED AND RESTATED
VIACOM INC. 2000 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

        The Board of Directors of the Company has approved and is submitting for stockholder approval the Viacom Inc. 2000 Stock Option Plan for Outside Directors, as amended and restated through March 10, 2004, which amends certain provisions of the Company's current 2000 Stock Option Plan for Outside Directors (the "Existing Plan") relating to the number of shares subject to an annual grant and the vesting schedule of such shares as well as permitting limited transfer rights. The text of the Existing Plan, as amended and restated to incorporate the proposed amendments, appears at the end of this proxy statement as Annex C (the "Proposed Plan" and, together with the Existing Plan, the "2000 Outside Directors' Plan"). The following description of the Proposed Plan should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the Proposed Plan.

        The Existing Plan has provided one-time grants upon election to the Board of Directors and annual grants thereafter to Outside Directors of the Company starting May 25, 2000. The Board of Directors and the stockholders of the Company approved the Existing Plan in 2000. On May 21, 2003, the Board of Directors approved the amendments with respect to the number of shares subject to an annual grant and the vesting schedule of such shares, subject to stockholder approval. On March 10, 2004, the Board of Directors approved an amendment permitting limited transfer rights, subject to stockholder approval. Fourteen directors of the current Board of Directors of the Company are Outside Directors who participate in the Existing Plan.

        The total number of shares of Class B Common Stock reserved for issuance upon grant of stock options under the 2000 Outside Directors' Plan is one million, subject to adjustment. Shares of Class B Common Stock covered by expired or terminated stock options will not be counted towards that limit. As of March 31, 2004, 757,000 shares of Class B Common Stock remained available for grant under the 2000 Outside Directors' Plan. Unless terminated earlier by action of the Board of Directors, the 2000 Outside Directors' Plan will terminate on May 25, 2010, and no additional grants of stock options may be made after that date.

PURPOSE AND DESCRIPTION OF THE PROPOSED PLAN

Purpose of the Proposed Plan

        The purpose of the Proposed Plan is to benefit and advance the interests of the Company and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or National Amusements or their subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries. Directors of the Company who are not officers or employees of the Company or National Amusements or their subsidiaries or members of their immediate family are considered Outside Directors.

Administration

        The 2000 Outside Directors' Plan is administered by the members of the Board who are not Outside Directors.

Stock Options

        The 2000 Outside Directors' Plan currently provides that each person who becomes a director after May 25, 2000, and who is an Outside Director at the time he or she is first elected or appointed to the Board will receive an automatic one-time stock option grant to purchase 10,000 shares of Class B Common Stock, effective as of the date of such person's election or appointment to the Board.

        The Existing Plan also provides that each Outside Director will receive automatic annual grants of stock options for 3,000 shares of Class B Common Stock. The Proposed Plan provides that the annual grants made after May 21, 2003 will be for 4,000 shares of Class B Common Stock.

        Under the Existing Plan, each grant of stock options vests on the first anniversary of the date of grant, provided the recipient of the stock options is a director of the Company on such date. The Proposed Plan provides that each automatic grant of annual stock options made after May 21, 2003 will vest in three equal annual installments, on the first, second and third anniversaries of the date of grant, provided the recipient of the stock options is a director of the Company on such dates. Under the Proposed Plan, the one-time grant of stock options to each Outside Director at the time he or she is first elected or appointed will continue to vest on the first anniversary of the date of grant, provided the recipient of the stock options is a director of the Company on such date.

        Under the 2000 Outside Directors' Plan, the per share exercise price of the initial and annual stock option grants is equal to the fair market value of a share of Class B Common Stock on that date or, if that date is not a business day, on the last business day preceding the date of grant on which the fair market value can be determined. No stock option granted under the 2000 Outside Directors' Plan may be exercised more than ten years after the date of grant. Each share of Class B Common Stock purchased through the exercise of a stock option granted under the 2000 Outside Directors' Plan must be paid in full in cash on or before the settlement date for such share of Class B Common Stock.

        Stock options granted under the 2000 Outside Directors' Plan may be exercised up to one year after the director ceases to serve for any reason, including death or permanent disability, as a member of the Board of Directors; provided, however, that the stock options are exercisable only to the extent exercisable on the date of termination and in no event after the stock options have otherwise expired.

Adjustments

        In the event of a merger, consolidation, stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Class B Common Stock or other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments as it deems appropriate to the number and kind of securities subject to stock options granted under the plan, the exercise price of the stock options, the number and kind of securities subject to the initial and annual grants under the plan, and the maximum number and kind of securities reserved for issuance under the 2000 Outside Directors' Plan.

Transfer and Rights Restrictions

        Under the Existing Plan, the rights of the recipient of stock options granted under the 2000 Outside Directors' Plan are not transferable other than by will or the laws of descent and distribution. The Proposed Plan provides that, in addition to the rights of the recipient of stock options being transferable by will or the laws of descent and distribution, the stock options shall also be transferable, upon prior notice to the Company, (A) to members of the recipient's immediate family or trusts whose beneficiaries are members of the recipient's immediate family; provided, however, that any such transfer is made for estate and/or tax planning purposes without consideration being received, or (B) to former spouses in transfers incident to a divorce. The Board may also permit other transferability, subject to any conditions and limitations that it imposes. No grant of stock options under the 2000 Outside Directors' Plan entitles the holder to any rights of a holder of shares of Class B Common Stock, except upon delivery of share certificates upon exercise of a stock option, nor will any such grant be construed as giving the recipient the right to remain a member of the Board of Directors.

Amendment and Termination of the Plan

        The Board of Directors may at any time alter, amend, suspend or terminate the 2000 Outside Directors' Plan, in whole or in part, except that no alteration or amendment will be effective without stockholder approval if approval is required by law or under the rules of the NYSE or other principal stock exchange on which the Company's Class B Common Stock is then listed, and no termination, suspension, alteration or amendment may alter or affect the terms of any outstanding stock options without the consent of the affected recipient.

Federal Income Tax Consequences

        The stock options granted under the 2000 Outside Directors' Plan are "non-qualified stock options" and do not qualify as incentive stock options for federal income tax purposes. For a discussion of the federal income tax consequences associated with the grant and exercise of non-qualified stock options, see "Item 3—Approval of the Viacom Inc. 2004 Long-Term Management Incentive Plan—Federal Income Tax Consequences" above.

Comparison to Existing Plan

        The major differences in the terms of the Proposed Plan as compared to the Existing Plan (i) relate to the increase in the number of shares subject to the automatic annual stock option grant to Outside Directors from 3,000 shares to 4,000 shares and a change in the vesting schedule of the shares issued under the automatic annual stock option grant from one annual installment to three equal annual installments, and (ii) permit transfers to members of the recipient's immediate family or trusts whose beneficiaries are members of the recipient's immediate family for estate and/or tax planning purposes, transfers to former spouses incident to a divorce or such other transfers as may be approved by the Board. Assuming the Proposed Plan is approved by the stockholders of the Company, the changes relating to the automatic annual grants would have an effective date of May 21, 2003, and the change permitting limited transfers would have an effective date of March 10, 2004.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote "FOR" the approval of the Amended and Restated Viacom Inc. 2000 Stock Option Plan for Outside Directors.

RELATED PARTY TRANSACTIONS

        National Amusements, the Company's controlling stockholder, licenses films in the ordinary course of its business for its motion picture theaters from all major studios, including Paramount Pictures, a division of the Company. In 2003, National Amusements made payments to Paramount Pictures in the aggregate amount of approximately $9.6 million to license Paramount Pictures films. National Amusements licenses films from a number of unaffiliated companies and the Company believes that the terms of the licenses between National Amusements and Paramount Pictures were no more or less favorable to Paramount Pictures than licenses between unaffiliated companies and National Amusements. The Company expects to continue to license Paramount Pictures films to National Amusements upon similar terms in the future. In addition, National Amusements from time to time places advertising for Paramount in connection with co-op advertising arrangements. In 2003, Paramount paid National Amusements approximately $590,000 for such advertising. The Company believes the terms of these arrangements were no more or less favorable to Paramount Pictures than licenses between unaffiliated companies and National Amusements.

        Mr. Redstone and National Amusements own an aggregate of approximately 44% of the common stock of Midway Games Inc. ("Midway") as of March 29, 2004. In 2003, Blockbuster purchased approximately $4.7 million of home video games from Midway. The Company believes that the terms of these purchases were no more or less favorable to the Company than it would have obtained from parties in which there was no such ownership interest. Blockbuster expects to continue to purchase video games from Midway in the future. Midway also places advertisements on various of the Company's cable networks from time to time. In 2003, Midway paid these networks approximately $3.6 million for advertising.

        Mr. Redstone and National Amusements also own an aggregate of approximately 29% of the common stock of WMS Industries ("WMS") as of December 31, 2003. In 2003, CBS licensed to WMS the right to use certain of its brands for slot machines that WMS produces for approximately $1.9 million. The Company believes that the terms of these license arrangements were no more or less favorable to the Company than it would have obtained from parties in which there was no such ownership interest. CBS may continue to license its brands for slot machines to WMS in the future.

        National Amusements and AMC Entertainment, Inc., which operates movie theater chains, entered into a joint venture agreement on February 29, 2000 with Hollywood Media Corp. (formerly Hollywood.com) to form MovieTickets.com, Inc. National Amusements owns approximately 26% of MovieTickets.com. Shari Redstone, a director of the Company, is an executive officer and director of National Amusements and Co-Chairman and Co-Chief Operating Officer of MovieTickets.com. The Company acquired a 5% interest in MovieTickets.com for $25 million of advertising during the five-year period beginning August 2000, and currently owns a 4.2% interest in MovieTickets.com. The Company provided $5.3 million of this advertising time in 2003. The Company also has a 4.9% interest in MovieTickets.com through Famous Players, the Company's Canadian theater chain. MovieTickets.com also places advertising from time to time with subsidiaries of the Company. In 2003, sales of advertising time to MovieTickets.com amounted to approximately $2.0 million. The Company believes that the terms of the agreements with MovieTickets.com are no more or less favorable to the Company and its subsidiaries than it would have obtained from parties in which there was no such ownership interest.

        George S. Abrams, a director of the Company and National Amusements, entered into an agreement with the Company in 1994 to provide legal and governmental consulting services for the Company. During the year ended December 31, 2003, the Company made payments to Mr. Abrams for such services in the aggregate amount of $120,000.

        Philippe P. Dauman, a director of the Company and National Amusements, was formerly Deputy Chairman and Executive Vice President of the Company. Pursuant to an agreement entered into with the Company in 1999, Mr. Dauman resigned shortly before the CBS Merger. As part of the agreement, the

Company provided Mr. Dauman with an office in Manhattan and a secretary until December 31, 2003. In 2003, Mr. Dauman received $391,921 in connection with these expenses. Mr. Dauman also continued to participate in all savings, retirement, welfare and fringe benefit plans of the Company, or received the cash equivalent of these benefits with an income tax gross-up, through December 31, 2003. In addition, Mr. Dauman beneficially owns more than 10% of The Tennis Channel, which paid in 2003 approximately $550,000 to the affiliate sales division of Comedy Central, a subsidiary of the Company since May 2003, for affiliate relations services. Comedy Central entered into the agreement with The Tennis Channel before it became a subsidiary of the Company. The agreement was negotiated without Mr. Dauman's participation and terminated shortly after Comedy Central became a subsidiary of the Company. The Company believes the terms were no more or less favorable than similar agreements.

        For information regarding related party transactions involving directors Greenberg, Salerno and Schwartz, see "Executive Compensation—Compensation Committee Interlocks and Insider Participation."

        Robert Roskin, the son of William A. Roskin, Senior Vice President, Human Resources and Administration, is an employee in the Information Technology department at MTV Networks, a division of the Company. His salary and bonus in 2003 exceeded $60,000 and was comparable to other MTV Networks employees at a similar level.

        In November 1995, the Company entered into an agreement with Gabelli Asset Management Company ("GAMCO") providing that GAMCO would manage certain assets in the Viacom Pension Plan. For the year ended December 31, 2003, the Company paid GAMCO approximately $286,600 for such investment management services. GAMCO is expected to continue to provide such investment management services in the future. The Company believes that the terms of the agreement with GAMCO are no more or less favorable to the Company than it could have obtained from an unaffiliated party. According to the most recent Schedule 13D filed by entities that are affiliated with GAMCO on February 5, 2003, such entities own 8,342,535 shares of the Company's Class A Common Stock, or approximately 6.3% of the outstanding shares.

OTHER MATTERS

        In an effort to reduce paper mailed to stockholders' homes and to help lower printing and postage costs, stockholders can view proxy statements, annual reports and related materials online. With a stockholder's consent, the Company will cease sending paper copies of these documents by mail. If you are interested in participating in this electronic delivery program, you should visit www.icsdelivery.com/viacom or select the "Sign up for Electronic Delivery of Stockholder Materials" link in the Shareholder Info section of the Company's website at www.viacom.com.

        As of the date of this proxy statement, management does not intend to present and has not been informed that any other person intends to present any matter for action not specified in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the designated proxies will act in respect thereof in accordance with their best judgment.

        In order for proposals by stockholders to be considered for inclusion in the proxy and proxy statement relating to the 2005 Annual Meeting of Stockholders, such proposals must be received at the principal executive offices of the Company at 1515 Broadway, New York, New York 10036-5794, on or before December 17, 2004 and should be submitted to the attention of Michael D. Fricklas, Secretary.

By Order of the Board of Directors,

MICHAEL D. FRICKLAS Secretary

The Company has sent or is sending (or, if requested, providing electronically) a copy of its Annual Report on Form 10-K for the year ended December 31, 2003, including financial statements and schedules thereto, to each of its stockholders of record on March 22, 2004 and each beneficial stockholder on that date. If you have not received your copy, the Company will provide a copy without charge (a reasonable fee will be charged for exhibits) upon receipt of a written request sent to Michael D. Fricklas, Secretary, at the Company's mailing address set forth in this proxy statement.

ANNEX A

VIACOM INC.
AUDIT COMMITTEE CHARTER

Purpose

        The Committee is established by the Board of Directors for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

        The Committee is responsible for assisting the Board's oversight of (1) the quality and integrity of the Company's financial statements and related disclosure, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors.

Composition

  1.
  Members.    The Committee shall consist of as many members as the Board, in consultation with the Committee itself, shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board, taking into account the recommendation of the Corporate Governance Committee of the Board.

  2.
  Qualifications.    Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and the New York Stock Exchange. The Committee shall have at least one member with financial expertise necessary to meet the requirements of the New York Stock Exchange and who either falls within the definition of "audit committee financial expert" as defined by the Securities and Exchange Commission or who, in the business judgment of the Board, is capable of serving the functions expected of such an audit committee financial expert.

  3.
  Chair.    The Chair of the Committee shall be elected by the Board, taking into account the recommendation of the Corporate Governance Committee of the Board.

  4.
  Removal and Replacement.    The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board, taking into account the recommendation of the Corporate Governance Committee of the Board.

Operations

  1.
  Meetings.    The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least eight times per year. The Committee shall meet separately, periodically, with management, the general counsel, the internal auditors and the independent auditor. The Committee shall also meet separately with the independent auditor as frequently as either the Committee or the independent auditor shall request, but in any event at least four times each year. The Chair of the Committee will determine in advance of each meeting whether non-Committee members may attend the meeting. The Chair of the Committee shall also determine whether participation in the meeting by teleconference or videoconference will be permitted.

  2.
  Agenda.    The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee. Each member of the Board and members of management are free to suggest the inclusion of items on the agenda. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

  3.
  Report to Board.    The Committee shall report regularly to the entire Board and shall submit to the Board the minutes of its meetings.

  4.
  Self-Evaluation; Assessment of Charter.    The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter annually and recommend any changes to the Board.

Authority and Duties

Independent Auditor's Qualifications and Independence

  1.
  The Committee shall be directly responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditor employed by the Company (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

  2.
  The Committee shall have the sole authority to preapprove all audit services and permitted non-audit services to be provided by the independent auditor. The Committee may, at its discretion, form and delegate to subcommittees consisting of one or more members the authority to grant preapprovals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant preapprovals shall be reported to the full Committee at least quarterly. The Committee shall review with the lead audit partner whether any of the senior audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

  3.
  The Committee shall obtain and review with the lead audit partner and, if the Committee deems it appropriate, a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental or professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor's independence) all relationships between the independent auditor and the Company.

  4.
  The Committee shall review the experience, qualifications and performance of the senior members of the independent auditor team.

  5.
  The Committee shall preapprove the hiring of any employee or former employee of the independent auditor who was a member of the Company's audit team during the preceding three fiscal years. In addition, the Committee shall preapprove the hiring of any employee or former employee of the independent auditor (within the preceding three fiscal years) for senior positions within the Company, regardless of whether that person was a member of the Company's audit team.

Financial Statements and Related Disclosure

  6.
  The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," before the filing of the Company's Form 10-K and Form 10-Qs.

  7.
  The Committee shall discuss generally with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee (or a subcommittee thereof) shall review and discuss with management earnings press releases before they are issued.

  8.
  The Committee shall review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management's response.

  9.
  The Committee shall review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company's disclosure controls and procedures.

  10.
  The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company's financial statements.

  11.
  The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Performance of the Internal Audit Function and Independent Auditors

  12.
  The Committee shall review with management, the internal auditor and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function's organization, responsibilities, plans, results, budget and staffing. In addition, the Committee shall review and advise on the appointment, replacement, reassignment, dismissal and compensation of the principal internal auditor.

  13.
  The Committee shall review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company's internal controls and any significant deficiencies or material weaknesses in internal controls.

  14.
  The Committee shall review and discuss the Company's policies with respect to risk assessment and risk management.

Compliance with Legal and Regulatory Requirements

  15.
  The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

  16.
  The Committee shall review with the general counsel the adequacy and effectiveness of the Company's procedures to ensure compliance with its legal and regulatory responsibilities.

  17.
  The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  18.
  The Committee shall obtain reports from management, the internal auditor and the independent auditor regarding compliance with applicable legal and regulatory requirements, including the Foreign Corrupt Practices Act.

Funding

  19.
  The Company will provide the funding the Audit Committee determines is necessary to (i) compensate the independent auditor for the purpose of preparing or issuing an audit report or related work, (ii) compensate any advisors the Audit Committee determines to retain and (iii) pay for any ordinary administrative expenses that are necessary and appropriate for the Audit Committee to carry out its duties.

        The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee has the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors, in its sole discretion.

Clarification of Audit Committee's Role

        The Committee's responsibility is one of oversight. It is the responsibility of the Company's management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company's independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

ANNEX B

VIACOM INC.
2004 LONG-TERM MANAGEMENT INCENTIVE PLAN

ARTICLE I

GENERAL

Section 1.1 Purpose.

        The purpose of the Viacom Inc. 2004 Long-Term Management Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as defined below) by rewarding certain employees of the Company and its Subsidiaries for their contributions to the financial success of the Company and its Subsidiaries and thereby motivate them to continue to make such contributions in the future. This Plan replaces the Viacom Inc. 2000 Long-Term Management Incentive Plan, as amended (the "Predecessor Plan"). From and after the date on which the stockholders of the Company approve the Plan, no further awards shall be made under the Predecessor Plan.

Section 1.2 Definitions.

        As used in the Plan, the following terms shall have the following meanings:

          (a) "Administrator" shall mean the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 1.3(c).

          (b) "Agreement" shall mean the written agreement or certificate or other documentation governing an Award under the Plan, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

          (c) "Appreciation Value" shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or date of termination of employment or of the Participant's death, Retirement or Permanent Disability (as described in Section 5.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

          (d) "Awards" shall mean any Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, unrestricted shares of Class B Common Stock, Phantom Shares, Dividend Equivalents, Performance Awards or Other Awards or a combination of any of the above.

          (e) "Board" shall mean the Board of Directors of the Company.

          (f) "Class B Common Stock" shall mean shares of Class B Common Stock, par value $0.01 per share, of the Company.

          (g) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules and regulations promulgated thereunder.

          (h) "Committee" shall mean the Compensation Committee of the Board (or such other Committee(s) as may be appointed or designated by the Board) to administer the Plan in accordance with Section 1.3 of the Plan.

          (i) "Date of Grant" shall mean the effective date of the grant of an Award as set forth in the applicable Agreement.

          (j) "Dividend Equivalent" means a right to receive a payment based upon the value of the regular cash dividend paid on a specified number of shares of Class B Common Stock as set forth in Section 7.1 hereof. Payments in respect of Dividend Equivalents may be in cash, or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities.

          (k) "Earnings Per Share" shall have the meaning provided by GAAP.

          (l) "Effective Date" shall have the meaning set forth in Article XII.

          (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

          (n) "Fair Market Value" of a share of Class B Common Stock on a given date shall be, unless otherwise determined by the Committee, the 4:00 p.m. (New York time) closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by The Wall Street Journal (Northeast edition) or any other authoritative source selected by the Company.

          (o) "Free Cash Flow" shall mean the Company's Operating Income before depreciation and amortization, less cash interest, taxes paid, working capital requirements and capital expenditures.

          (p) "GAAP" shall mean generally accepted accounting principles in the United States.

          (q) "Initial Value" shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine.

          (r) "Net Earnings" shall have the meaning provided in GAAP.

          (s) "Net Earnings from Continuing Operations" shall have the meaning provided in GAAP.

          (t) "Net Revenue" shall have the meaning provided by GAAP.

          (u) "OIBDA" shall mean the Company's Operating Income before depreciation and amortization.

          (v) "OIBDA Without Inter-Company Eliminations" shall mean the Company's Operating Income before depreciation, amortization and inter-company eliminations.

          (w) "Operating Income" shall have the meaning provided by GAAP.

          (x) "Operating Revenue" shall have the meaning provided by GAAP.

          (y) "Other Awards" shall mean any form of award authorized under Section 7.2 of the Plan, other than a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit, unrestricted share of Class B Common Stock, Phantom Share, Performance Award or Dividend Equivalent.

          (z) "Outstanding Phantom Share" shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

          (aa) "Outstanding Stock Option" shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired or been terminated in accordance with its terms.

          (bb) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.4 hereof and to whom an Award has been made under the Plan.

          (cc) "Performance Award" shall mean any award of Performance Shares or Performance Units pursuant to Article VI hereof.

          (dd) "Performance Goals" shall have the meaning set forth in Section 6.2 hereof.

          (ee) "Performance Period" shall mean a period of time over which performance is measured as determined by the Committee in its sole discretion.

          (ff) "Performance Share" shall mean an award granted pursuant to Article VI hereof of a share of Class B Common Stock subject to the terms and conditions set forth in the applicable Agreement.

          (gg) "Performance Units" shall mean an award granted pursuant to Article VI hereof, payable in cash, or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.

          (hh) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a Subsidiary thereof for the Participant and that is in effect on the date of the onset of the Participant's Permanent Disability, unless the Committee determines otherwise, in its discretion; provided, however, with respect to grants of Incentive Stock Options, permanent disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

          (ii) "Phantom Share" shall mean a contractual right granted to a Participant pursuant to Article V to receive an amount equal to the Appreciation Value at such time, subject to the terms and conditions set forth in the Plan and the applicable Agreement.

          (jj) "Predecessor Plan" shall have the meaning set forth in Section 1.1 hereof.

          (kk) "Restricted Share" shall mean a share of Class B Common Stock granted to a Participant pursuant to Article III, which is subject to the restrictions set forth in Section 3.3 hereof and to such other terms, conditions and restrictions as are set forth in the Plan and the applicable Agreement.

          (ll) "Restricted Share Unit" shall mean a contractual right granted to a Participant pursuant to Article IV to receive, in the discretion of the Committee, shares of Class B Common Stock, a cash payment equal to the Fair Market Value of Class B Common Stock, or other securities of the Company designated by the Committee or a combination of cash, shares of Class B Common Stock or such other securities, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.

          (mm) "Retirement" shall mean the resignation or termination of employment after attainment of an age and years of service required for payment of an immediate pension pursuant to the terms of any qualified defined benefit retirement plan maintained by the Company or a Subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion; and provided, further, that the resignation or termination of employment other than a Termination for Cause after attainment of age 60 shall be deemed a retirement if the Participant does not participate in a qualified defined benefit retirement plan maintained by the Company or any of its Subsidiaries.

          (nn) "Revenue" shall have the meaning provided by GAAP.

          (oo) "Section 162(m)" shall mean Section 162(m) of the Code and the rules and regulations promulgated thereunder from time to time.

          (pp) "Section 162(m) Exception" shall mean the exception under Section 162(m) for "qualified performance-based compensation."

          (qq) "Section 162(m) Performance Goals" shall have the meaning set forth in Section 6.2 hereof.

          (rr) "Stock Appreciation Right" shall mean a contractual right granted to a Participant pursuant to Article II to receive an amount determined in accordance with Section 2.6 of the Plan, subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement.

          (ss) "Stock Option" shall mean a contractual right granted to a Participant pursuant to Article II to purchase shares of Class B Common Stock at such time and price, and subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement. Stock Options may be "Incentive Stock Options" within the meaning of Section 422 of the Code or "Non-Qualified Stock Options" which do not meet the requirements of such Code section.

          (tt) "Subsidiary" shall mean a corporation (or a partnership or other enterprise) in which the Company owns or controls, directly or indirectly, more than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

          (uu) "Substitute Awards" means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or with which the Company combines.

          (vv) "Termination for Cause" shall mean a termination of employment with the Company or any of its Subsidiaries which, as determined by the Committee, is by reason of (i) "cause" as such term or a similar term is defined in any employment agreement that is in effect and applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, unless the Committee determines otherwise, the Participant's: (A) dishonesty; (B) conviction of embezzlement, fraud or other conduct which would constitute a felony; (C) willful unauthorized disclosure of confidential information; (D) failure, neglect of or refusal to substantially perform the duties of the Participant's employment; or (E) any other act or omission which is a material breach of the Company's policies regarding employment practices or the applicable federal, state and local laws prohibiting discrimination or which is materially injurious to the financial condition or business reputation of the Company or any Subsidiary thereof.

          (ww) "Valuation Date" shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 5.2(a) hereof.

          (xx) The "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Class B Common Stock. The "average Fair Market Value" on a given date of a share of Class B Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Class B Common Stock was traded and a closing price was reported during such period, and (ii) shall equal the number of days, as determined by the Committee for the purposes of determining the average Fair Market Value for such Phantom Shares, on which the Class B Common Stock was traded and a closing price was reported during such period.

Section 1.3 Administration of the Plan.

        (a)    Board or Committee to Administer.    The Plan shall be administered by the Board or by a Committee appointed by the Board, consisting of at least two members of the Board; provided that, with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, such Committee shall consist of at least such number of directors as is required from time to time to satisfy the Section 162(m) Exception, and each such Committee member shall satisfy the qualification requirements of such exception; provided, however, that, if any such Committee member is found not to have met the qualification requirements of the Section 162(m) Exception, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

        (b)    Powers of the Committee.

          (i) The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding as to all matters relating to the Plan.

          (ii) The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below, to determine the type of Award to be granted, to determine the number of shares of Class B Common Stock subject to an Award or the cash amount payable in connection with an Award, and to determine the terms and conditions of each Award in accordance with the terms of the Plan. Except as provided in Section 6.4, the Committee shall also have the authority to amend the terms of any outstanding Award or waive any conditions or restrictions applicable to any Award; provided, however, that no amendment shall materially impair the rights of the holder thereof without the holder's consent. With respect to any restrictions in the Plan or in any Agreement that are based on the requirements of Section 422 of the Code, the Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction to the extent that any such restrictions are no longer required, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such restrictions and/or to waive any such restrictions with respect to outstanding Awards.

        (c)    Delegation by the Committee.    The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) to interpret the Plan or any Award, or (iii) under Article X of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 1.3(c) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

Section 1.4 Eligible Persons.

        Awards may be granted to any employee of the Company or any of its Subsidiaries.

Section 1.5 Class B Common Stock Subject to the Plan.

        (a)    Plan Limit.    The shares of Class B Common Stock subject to Awards under the Plan shall be made available from authorized but unissued Class B Common Stock, from Class B Common Stock issued and held in the treasury of the Company or, subject to such conditions as the Committee may determine, from shares beneficially owned by one or more stockholders of the Company. Subject to adjustment under Article VIII hereof, the total number of shares of Class B Common Stock that may be distributed under the Plan (the "Section 1.5 Limit") shall not exceed, in the aggregate:

          (i) 125 million shares of Class B Common Stock; plus

          (ii) the number of shares of Class B Common Stock that remain available for issuance under the Predecessor Plan as of the date this Plan is approved by the stockholders of the Company (increased by any shares of Class B Common Stock subject to any award (or portion thereof) outstanding under the Predecessor Plan on such date which lapses, expires or is otherwise terminated without the issuance of such Class B Common Stock or is settled by delivery of consideration other than Class B Common Stock).

        (b)    Plan Sub-Limits.    Subject to adjustment under Article VIII hereof, the maximum aggregate number of shares of Class B Common Stock that may be issued in conjunction with awards of (i) Restricted Shares, Restricted Share Units, unrestricted shares of Class B Common Stock, Performance Shares and Dividend Equivalents, and (ii) Performance Units and Other Awards but only if the Performance Units or Other Awards are paid or settled in shares of Class B Common Stock, is 70 million shares, provided that, subject to adjustment under Article VIII hereof, no more than 75,000 shares may be issued as unrestricted Class B Common Stock.

        (c)    Rules Applicable to Determining Shares Available for Issuance.    For purposes of determining the number of shares of Class B Common Stock that remain available for issuance, the following rules apply:

          (i) In connection with the granting of an Award (other than an Award denominated in dollars), the number of shares of Class B Common Stock in respect of which the Award is granted or denominated shall be counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)).

          (ii) To the extent permitted by law or the rules and regulations of any stock exchange on which the Class B Common Stock is listed, the number of shares of Class B Common Stock that shall be added back to the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)) and shall again be available for Awards, shall be the corresponding number of shares of Class B Common Stock that are (A) tendered in payment of the exercise price of an Award or to satisfy a Participant's tax or other withholding obligations with respect to an Award; (B) subject to an Award which for any reason expires or is cancelled, forfeited, or terminated without having been exercised or paid; (C) withheld from any Award to satisfy a Participant's tax or other withholding obligations or to pay the exercise price of an Award; and (D) subject to Awards that are instead settled in cash. Anything to the contrary in this Section 1.5(c) notwithstanding, if an Award is settled in whole or in part by delivery of fewer than the full number of shares of Class B Common Stock subject to such Award, the excess, if any, of the number of shares of Class B Common Stock subject to the Award over the number of shares of Class B Common Stock delivered to the Participant upon exercise or settlement shall not be counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)) and shall again be available for Awards.

          (iii) Any shares of Class B Common Stock underlying Substitute Awards shall not be counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)).

Notwithstanding anything in this Section 1.5 to the contrary, in no event shall more than 140 million shares of Class B Common Stock, subject to adjustment pursuant to Article VIII hereof, be issued or delivered to Participants pursuant to the Plan.

Section 1.6 Section 162(m) Limits on Awards to Participants.

        (a)    Limits on Certain Stock Options, Stock Appreciation Rights and Phantom Shares.    The maximum aggregate number of shares of Class B Common Stock that may be granted to any Participant during the five-year period starting on the Effective Date of the Plan with respect to Stock Options, Stock Appreciation Rights or Phantom Shares that are granted at no less than 100% of Fair Market Value on the Date of Grant is 20 million (regardless of whether Stock Appreciation Rights and Phantom Shares are settled in cash, Class B Common Stock, other Company securities or a combination thereof), subject to adjustment pursuant to Article VIII hereof.

        (b)    Limits on other Awards.    The maximum amount of Awards (other than those Awards set forth in Section 1.6(a)) intended to qualify for the Section 162(m) Exception that may be awarded to any Participant in respect of any Performance Period is $50 million (with respect to Awards denominated in cash) and 4 million shares of Class B Common Stock (with respect to Awards denominated in shares of Class B Common Stock), subject to adjustment pursuant to Article VIII hereof. Notwithstanding the preceding sentence, if in respect of any Performance Period, the Committee grants to a Participant Awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant Performance Goals were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to Awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or number of shares that may be awarded to such Participant in respect of the next Performance Period in respect of which the Committee grants to such Participant an Award intended to qualify for the Section 162(m) Exception, subject to adjustment pursuant to Article VIII hereof.

Section 1.7    Agreements.

        The Committee shall determine and set forth in an Agreement the terms and conditions of each Award (other than an Award of unrestricted Class B Common Stock). Each Agreement (i) shall state the Date of Grant and the name of the Participant, (ii) shall specify the terms of the Award, (iii) shall be signed by a person designated by the Committee and, if so required by the Committee, by the Participant, (iv) shall incorporate the Plan by reference and (v) shall be delivered or otherwise made available to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable. The Committee shall have the authority to adjust the terms of the Agreements relating to an Award in a jurisdiction outside of the United States (i) to comply with the laws of such jurisdiction or (ii) to obtain more favorable tax treatment for the Company and/or any Subsidiary, as applicable, and/or for the Participants in such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be more restrictive than the terms set forth in the Plan.

ARTICLE II

PROVISIONS APPLICABLE TO STOCK OPTIONS

Section 2.1    Grants of Stock Options.

        The Committee may from time to time grant to eligible employees Stock Options on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Stock Options shall specify the number of Stock Options granted, the Date of Grant, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options, the period during which such Stock Options may be exercised, any vesting schedule, any Performance Goals and any other terms that the Committee deems appropriate.

Section 2.2    Exercise Price.

        The Committee shall establish the per share exercise price of a Stock Option on the Date of Grant in such amount as the Committee shall determine; provided that such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant, unless such Stock Option is subject to any Performance Goals pursuant to Article VI. In addition, notwithstanding the foregoing, the per share exercise price of a Stock Option that is a Substitute Award may be less than 100%

of the Fair Market Value of a share of Class B Common Stock on the Date of Grant, provided that the excess of:

          (i)    the aggregate Fair Market Value (as of the Date of Grant of such Substitute Award) of the shares of Class B Common Stock subject to the Substitute Award, over

          (ii)   the aggregate exercise price thereof,

    does not exceed the excess of:

          (iii)  the aggregate fair market value (as of the time immediately preceding the transaction pursuant to which the Substitute Award was granted, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

          (iv)  the aggregate exercise price of such shares.

The exercise price of any Stock Option will be subject to adjustment in accordance with the provisions of Article VIII of the Plan.

Section 2.3    Exercise of Stock Options.

        (a)    Exercisability.    Stock Options shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or any employment agreement applicable to the Participant). The Committee shall establish the vesting schedule applicable to the Stock Options granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Stock Options and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or any employment agreement applicable to the Participant). The Committee may, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

        (b)    Option Period.    For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised.

        (c)    Registration Restrictions.    A Stock Option shall not be exercisable, no transfer of shares of Class B Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (i) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (ii) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock subject to such Stock Option is required under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

        (d)    Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability.

          (i)    Termination other than for Cause, or due to Retirement, Death or Permanent Disability.    Except as otherwise provided in this Section 2.3 or as otherwise determined by the Committee, in the event that (A) the Participant ceases to be an employee of the Company or any of its Subsidiaries by reason of the voluntary termination by the Participant or the termination by the Company or any of its Subsidiaries other than for Cause, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of six months after the date of such termination or the Expiration Date, (B) the Participant ceases to be an employee of the Company or any of its Subsidiaries by reason of the Participant's Retirement, the Participant may exercise his outstanding Stock Options to the extent exercisable on the date of Retirement until the earlier of the third anniversary of such date or the Expiration Date; (C) the Permanent Disability of the Participant occurs, his Outstanding Stock Options may be exercised to the extent exercisable upon the date of the onset of such Permanent Disability until the earlier of the third anniversary of such date or the Expiration Date; and (D) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution or permitted transfer until the earlier of the second anniversary of the date of death or the Expiration Date. Except as otherwise provided in this Section 2.3 or as otherwise determined by the Committee, upon the occurrence of an event described in clauses (A), (B), (C) or (D) of this Section 2.3(d)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

          (ii)   Termination for Cause.    If a Participant's employment with the Company or any of its Subsidiaries ends due to a Termination for Cause then, unless the Committee in its discretion determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

          (iii)  Maximum Exercise Period.    Anything in this Section 2.3(d) to the contrary notwithstanding and unless the Committee determines otherwise, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof. If the date determined in accordance with the preceding sentence is not a business day, the Stock Options may be exercised up to and including the last business day before such date.

Section 2.4    Payment of Purchase Price Upon Exercise.

        Every share purchased through the exercise of a Stock Option shall be paid for in full on or before the settlement date for the shares of Class B Common Stock issued pursuant to the exercise of the Stock Options in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee, in a combination of cash, shares or such other securities or in any other form of valid consideration that is acceptable to the Committee in its sole discretion. If the Agreement so provides, such exercise price may also be paid in whole or in part using a net share settlement procedure or through the withholding of shares subject to the Stock Option with a value equal to the exercise price. In accordance with the rules and procedures established by the Committee for this purpose, a Stock Option may also be exercised through a "cashless exercise" procedure, approved by the Committee, involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the exercise price of the Option.

Section 2.5    No Repricing of Stock Options.

        The Committee may not "reprice" any Stock Option. "Reprice" means any of the following or any other action that has the same effect: (i) amending a Stock Option to reduce its exercise price, (ii) canceling a Stock Option at a time when its exercise price exceeds the Fair Market Value of a share of Class B Common Stock in exchange for a Stock Option, Restricted Share or other equity award unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iii) taking any other action that is treated as a repricing under GAAP, provided that nothing in this Section 2.5 shall prevent the Committee from making adjustments pursuant to Article VIII.

Section 2.6    Stock Appreciation Rights.

        (a)    Generally.    The Committee may grant Stock Appreciation Rights alone or in tandem with other Awards.

        (b)    Stock Appreciation Rights Granted In Tandem with Stock Options.    If the Stock Appreciation Right is granted in tandem with a Stock Option, such Stock Appreciation Right may be granted either at the time of the grant of the Stock Option or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. The Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Class B Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in cash, or in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities.

        (c)    Stock Appreciation Rights Granted Alone or In Tandem with Awards Other Than Stock Options.    Subject to the next sentence, Stock Appreciation Rights granted alone or in tandem with Awards other than Stock Options shall be subject to such terms and conditions as the Committee shall establish at or after the time of grant and set forth in the applicable Agreement. The Committee shall establish the per share exercise price of a Stock Appreciation Right granted alone on the Date of Grant in such amount as the Committee shall determine; provided that such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant, unless such Stock Appreciation Right is subject to any Performance Goals pursuant to Article VI. In addition, notwithstanding the foregoing, the per share exercise price of a Stock Appreciation Right that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant; provided that the excess of:

          (i)    the aggregate Fair Market Value (as of the Date of Grant of such Substitute Award) of the shares of Class B Common Stock subject to the Substitute Award, over

          (ii)   the aggregate exercise price thereof,

          does not exceed the excess of:

          (iii)  the aggregate fair market value (as of the time immediately preceding the transaction pursuant to which the Substitute Award was granted, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

          (iv)  the aggregate exercise price of such shares.

The exercise price of any Stock Appreciation Right will be subject to adjustment in accordance with the provisions of Article VIII of the Plan.

ARTICLE III

PROVISIONS APPLICABLE TO RESTRICTED SHARES

Section 3.1    Grants of Restricted Shares.

        The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Restricted Shares shall specify the number of Restricted Shares granted, the Date of Grant, the price, if any, to be paid by the Participant for such Restricted Shares, the vesting schedule (as provided for in Section 3.2 hereof) and any Performance Goals for such Restricted Shares and any other terms that the Committee deems appropriate.

Section 3.2    Vesting.

        The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Shares and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement, provided that in no event may Restricted Shares that vest contingent solely on the requirement of continued employment fully vest in less than three years from the Date of Grant.

Section 3.3    Rights and Restrictions Governing Restricted Shares.

        The Participant shall have all rights of a holder as to such shares of Class B Common Stock (including, to the extent applicable, the right to receive dividends and to vote), subject to the following restrictions: (a) the Participant shall not be entitled to be registered on the books and records of the Company as a stockholder until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company or any Subsidiary for any reason or the Participant's death, Retirement or Permanent Disability.

Section 3.4    Adjustment with Respect to Restricted Shares.

        Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest. The Committee may, in its sole discretion, remove any and all restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable law, the rules of any stock exchange on which the Class B Common Stock is listed or other changes in circumstances arising after the Date of Grant, such action is appropriate.

Section 3.5    Delivery of Restricted Shares.

        On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares. Restricted Share Awards issued hereunder may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 3.6    Termination of Employment, Retirement, Death or Permanent Disability.

        In the event that (i) the Participant's employment with the Company or any of its Subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its Subsidiaries other than for Cause, termination by the Company or any of its Subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs, prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless the Committee determines otherwise.

Section 3.7    Grants of Unrestricted Shares.

        Subject to the limit set forth in the proviso in Section 1.5(b) (as such limit may be adjusted under Article VIII hereof), the Committee may, in its sole discretion, make awards of unrestricted Class B Common Stock to eligible employees in recognition of outstanding achievements and performance.

ARTICLE IV

PROVISIONS APPLICABLE TO RESTRICTED SHARE UNITS

Section 4.1 Grants of Restricted Share Units.

        The Committee may from time to time grant Restricted Share Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Restricted Share Unit awarded to a Participant shall correspond to one share of Class B Common Stock. Each Agreement covering a grant of Restricted Share Units shall specify the number of Restricted Share Units granted, the vesting schedule (as provided for in Section 4.2 hereof) for such Restricted Share Units and any Performance Goals and any other terms that the Committee deems appropriate.

Section 4.2 Vesting.

        The Committee shall establish the vesting schedule applicable to Restricted Share Units granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Share Units and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement, provided that in no event may Restricted Share Units that vest contingent solely on the requirement of continued employment fully vest in less than three years from the Date of Grant.

Section 4.3 Adjustment with Respect to Restricted Share Units.

        Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Share Units vest.

Section 4.4 Settlement of Restricted Share Units.

        On the date on which Restricted Share Units vest, all restrictions contained in the Agreement covering such Restricted Share Units and in the Plan shall lapse as to such Restricted Share Units and the Restricted Stock Units will be payable, at the discretion of the Committee, in cash equal to the Fair Market Value of the shares subject to such Restricted Share Units, in shares of Class B Common Stock or in other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities. Restricted Share Units paid in Class B Common Stock may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 4.5 Termination of Employment, Retirement, Death or Permanent Disability.

        In the event that (i) the Participant's employment with the Company or any of its Subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its Subsidiaries other than for Cause, termination by the Company or any of its Subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs, prior to the date or dates on which Restricted Share Units vest, the Participant shall forfeit all unvested Restricted Share Units as of the date of such event, unless the Committee determines otherwise and provides that some or all of such Participant's unvested Restricted Share Units shall vest as of the date of such event, in which case, in the discretion of the Committee, either certificates representing shares of Class B Common Stock or a cash payment equal to the Fair Market Value of the shares of Class B Common Stock, shall be delivered in accordance with Section 4.4 above, to the Participant or in the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

ARTICLE V

PROVISIONS APPLICABLE TO PHANTOM SHARES

Section 5.1 Grants of Phantom Shares.

        The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Class B Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 5.3 hereof) and Performance Goals for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 5.4 hereof) for such Phantom Shares and any other terms that the Committee deems appropriate.

Section 5.2 Appreciation Value.

        (a)    Valuation Dates; Measurement of Appreciation Value.    The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

        (b)    Payment of Appreciation Value.    Except as otherwise provided in Section 5.5 hereof, and subject to the limitation contained in Section 5.4 hereof, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash, or in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities, as soon as practicable following the Valuation Date applicable to such Phantom Share.

Section 5.3 Vesting.

        The Committee may establish a vesting schedule applicable to Phantom Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Phantom Shares and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

Section 5.4 Limitation on Payment.

        The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

Section 5.5 Termination of Employment, Retirement, Death or Permanent Disability.

        (a)    Termination Other Than for Cause, or due to Retirement, Death or Permanent Disability.    Except as otherwise provided in this Section 5.5, if, before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares, (i) the Participant's employment with the Company or any of its Subsidiaries ends by reason of the voluntary termination by the Participant, the termination by the Company or any of its Subsidiaries other than for Cause or the Participant's Retirement or (ii) the Participant's death or Permanent Disability occurs, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant's rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant following the originally scheduled Valuation Date applicable thereto in accordance with Section 5.2(b) hereof. Upon the occurrence of an event described in this Section 5.5(a), unless the Committee determines otherwise, all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

        (b)    Termination for Cause.    If a Participant's employment with the Company or any of its Subsidiaries ends due to a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

ARTICLE VI

PERFORMANCE AWARDS

Section 6.1 Grants of Performance Awards.

        The Committee may from time to time grant to eligible employees Performance Awards consisting of Performance Shares or Performance Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

Section 6.2 Performance Goals.

        Unless otherwise determined by the Committee, the grant, vesting and/or exercisability of Performance Awards shall be conditioned, in whole or in part, on the attainment of performance targets, in whole or in part, related to one or more performance goals over a Performance Period. For any such Performance Awards that are intended to qualify for the Section 162(m) Exception, the performance targets on which the grant, vesting and/or exercisability are conditioned shall be selected by the Committee from among the following goals (the "Section 162(m) Performance Goals"): OIBDA, OIBDA Without Intercompany Eliminations, Operating Income, Free Cash Flow, Net Earnings, Net Earnings from

Continuing Operations, Earnings Per Share, Revenue, Net Revenue, Operating Revenue, total shareholder return, share price, return on equity, return in excess of cost of capital, profit in excess of cost of capital, return on assets, return on invested capital, net operating profit after tax, operating margin, profit margin or any combination thereof. In addition, for any Awards not intended to qualify for the Section 162(m) Exception, the Committee may establish performance targets based on other performance goals as it deems appropriate (together with the Section 162(m) Performance Goals, the "Performance Goals"). The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

Section 6.3 Performance Goals on Awards other than Performance Awards.

        The Committee, in its sole discretion, may also require that the grant, vesting and/or exercisability of Awards other than Performance Awards be conditioned, in whole or in part, on the attainment of performance targets, in whole or in part, related to Performance Goals over a Performance Period, as described in Section 6.2.

Section 6.4 Discretion to Reduce Awards.

        The Committee retains the right to reduce any Award below the maximum amount that could be paid based on the degree to which the Performance Goals related to such Award were attained. The Committee may not increase any Award intended to qualify for the Section 162(m) Exception in any manner that would adversely affect the treatment of the Award under the Section 162(m) Exception.

Section 6.5 Adjustment of Calculation of Performance Goals.

        In the event that, during any Performance Period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs which has the effect, as determined by the Committee, in its sole and absolute discretion, of distorting the applicable performance criteria involving the Company, including, without limitation, changes in accounting standards, the Committee may adjust or modify, as determined by the Committee, in its sole and absolute discretion, the calculation of the Performance Goals, to the extent necessary to prevent reduction or enlargement of the Participants' Awards under the Plan for such Performance Period attributable to such transaction, circumstance or event. All determinations that the Committee makes pursuant to this Section 6.5 shall be conclusive and binding on all persons for all purposes.

ARTICLE VII

DIVIDEND EQUIVALENTS AND OTHER AWARDS

Section 7.1 Dividend Equivalents.

        Subject to the provisions of this Plan and any Agreement, the recipient of an Award (including, without limitation, any Award deferred pursuant to Section 9.9) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends or Dividend Equivalents, with respect to the number of shares of Class B Common Stock covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Class B Common Stock or otherwise reinvested and/or shall be subject to the same terms and conditions (including vesting and forfeiture provisions) as the related Award.

Section 7.2 Other Awards.

        The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company. Other Awards may also include cash payments under the Plan which may be based on one or more criteria determined by the Committee that are unrelated to the value of Class B Common Stock and that may be granted in tandem with, or independent of, Awards granted under the Plan.

ARTICLE VIII

EFFECT OF CERTAIN CORPORATE CHANGES

        In the event of a merger, consolidation, stock-split, reverse stock-split, dividend, distribution, combination, reclassification, reorganization, merger, consolidation, split-up, spin-off or recapitalization that changes the character or amount of the Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Committee shall make such adjustments, if any, to (i) the number and kind of securities subject to any outstanding Award, (ii) the exercise price or purchase price, if any, of any outstanding Award or the Initial Value of any Outstanding Phantom Shares, and (iii) the maximum number and kind of securities referred to in Sections 1.5(a) and (b) and Sections 1.6(a) and (b) of the Plan, in each case, as it deems appropriate. The Committee may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve the benefits or potential benefits intended to be made available hereunder. All determinations that the Committee makes pursuant to this Article VIII shall be conclusive and binding on all persons for all purposes.

ARTICLE IX

MISCELLANEOUS

Section 9.1 No Rights to Awards or Continued Employment.

        Nothing in the Plan or in any Agreement, nor the grant of any Award under the Plan, shall confer upon any individual any right to be employed by or to continue in the employment of the Company or any Subsidiary thereof, nor to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, including the right to receive any future Awards under the Plan or any other plan of the Company or any Subsidiary thereof or interfere with or limit the right of the Company or any Subsidiary thereof to modify the terms of or terminate such individual's employment at any time for any reason.

Section 9.2 Restriction on Transfer.

        The rights of a Participant with respect to any Award shall be exercisable during the Participant's lifetime only by the Participant and shall not be transferable by the Participant to whom such Award is granted, except by will or the laws of descent and distribution, provided that the Committee may permit other transferability, subject to any conditions and limitations that it may, in its sole discretion, impose.

Section 9.3 Taxes.

        The Company or a Subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's estate any federal, state, local or other taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise or settlement of any Award or delivery of any certificate(s) for shares of Class B Common Stock, that an additional amount be paid in cash equal to the amount of any federal, state, local or other taxes required to be withheld as a result of such exercise or settlement. In addition, the Committee may establish procedures to allow Participants to satisfy such withholding obligations through a net share settlement procedure or the withholding of shares subject to the applicable Award, or through a "cashless exercise" procedure as described in Section 2.4. Any Participant who makes an election under Section 83(b) of the Code to have his Award taxed in accordance with such election must give notice to the Company of such election immediately upon making a valid election in accordance with the rules and regulations of the Code. Any such election must be made in accordance with the rules and regulations of the Code.

Section 9.4 Stockholder Rights.

        No Award under the Plan shall entitle a Participant or a Participant's estate or permitted transferee to any rights of a holder of shares of Class B Common Stock of the Company, except as provided in Article III with respect to Restricted Shares or when and until the Participant, the Participant's estate or the permitted transferee is registered on the books and records of the Company as a stockholder with respect to the exercise or settlement of such Award.

Section 9.5 No Restriction on Right of Company to Effect Corporate Changes.

        The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 9.6 Source of Payments.

        The general funds of the Company shall be the sole source of cash settlements of Awards under the Plan and payments of Appreciation Value and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent a person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

Section 9.7 Exercise Periods Following Termination of Employment.

        For the purposes of determining the dates on which Awards may be exercised following a termination of employment or following the Retirement, death or Permanent Disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Award may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date an Award may be exercised is the last business day preceding the end of the exercise period.

Section 9.8 Breach of Agreements.

        The Committee may include in any Agreement a provision requiring the Participant to return gains (as defined by the Committee) realized on Awards made under the Plan in the event the Committee determines that a material breach of specified obligations under one or more written agreements between a Participant and the Company has occurred during the one year period after termination of the Participant's employment with the Company or a Subsidiary.

Section 9.9 Deferral of Awards.

        The Committee may establish procedures pursuant to which the payment of any Award may be deferred.

Section 9.10 Employment of Participant by Subsidiary.

        Unless the Committee determines otherwise, the employment of a Participant who works for a Subsidiary shall terminate, for Plan purposes, on the date on which the Participant's employing company ceases to be a Subsidiary.

ARTICLE X

AMENDMENT AND TERMINATION

        The Plan may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is listed. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been made, materially adversely affect the rights of such Participant in such Award. Unless previously terminated pursuant to this Article X, the Plan shall terminate on the fifth anniversary of the Effective Date, and no further Awards may be granted hereunder after such date.

ARTICLE XI

INTERPRETATION

Section 11.1 Governmental Regulations.

        The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 11.2 Headings.

        The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 11.3 Governing Law.

        The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE XII

EFFECTIVE DATE AND STOCKHOLDER APPROVAL

        The Plan became effective upon its adoption by the Board on March 10, 2004, subject to approval by the stockholders of the Company.

ANNEX C

VIACOM INC.
2000 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
(As Amended and Restated through March 10, 2004)

ARTICLE I

GENERAL

Section 1.1    Purpose.

        The purpose of the Viacom Inc. 2000 Stock Option Plan for Outside Directors (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or National Amusements, Inc. or their subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries. The Plan replaces the Viacom Inc. Stock Option Plan for Outside Directors and the Viacom Inc. 1994 Stock Option Plan for Outside Directors (the "Predecessor Plans"). From and after the Effective Date of the Plan as provided in Article VI below, no further awards shall be made under the Predecessor Plans.

Section 1.2    Definitions.

        As used in the Plan, the following terms shall have the following meanings:

          (a)   "Annual Grant" shall have the meaning set forth in Section 2.1.

          (b)   "Board" shall mean the Board of Directors of the Company.

          (c)   "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.01 per share, of the Company.

          (d)   "Date of Grant" shall have the meaning set forth in Section 2.1.

          (e)   "Effective Date" shall mean the effective date of the Plan provided for in Article VI below.

          (f)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including any successor law thereto.

          (g)   "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by The Wall Street Journal (Northeast edition) as the 4:00 p.m. (New York time) closing price or as reported by any other authoritative source selected by the Company.

          (h)   "Initial Grant" shall have the meaning set forth in Section 2.1.

          (i)    "Outside Director" shall mean any member of the Board of Directors of the Company who is not an employee of the Company or National Amusements, Inc. or any of their respective subsidiaries or a member of the immediate family of a member of the Board who is an employee of any of such companies.

          (j)    "Participant" shall mean any Outside Director to whom Stock Options have been granted under the Plan.

          (k)   "Predecessor Plans" shall have the meaning set forth in Section 1.1 above.

          (l)    "Stock Option" shall mean a contractual right granted to a Participant under the Plan to purchase shares of Class B Common Stock or other securities at such time and price, and subject to the terms and conditions, as are set forth in the Plan.

Section 1.3    Administration of the Plan.

        The Plan shall be administered by the members of the Board who are not Outside Directors and such Board members shall determine all questions of interpretation, administration and application of the Plan. The Board may authorize any officer of the Company to execute and deliver a stock option certificate on behalf of the Company to a Participant.

Section 1.4    Eligible Persons.

        Stock Options shall be granted only to Outside Directors.

Section 1.5    Class B Common Stock Subject to the Plan.

        Subject to adjustment in accordance with the provisions of Article III hereof, the maximum number of shares of Class B Common Stock which may be issued under the Plan shall be 1,000,000 shares. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company. Exercise of Stock Options in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Options are exercised. Shares of Class B Common Stock with respect to which Stock Options expire or are cancelled without being exercised or are otherwise terminated, may be regranted under the Plan.

ARTICLE II

PROVISIONS APPLICABLE TO STOCK OPTIONS

Section 2.1    Grants of Stock Options.

        Each person who becomes a director for the first time on or subsequent to the Effective Date and, at the time such person is first elected or appointed to the Board, is an Outside Director, shall be granted Stock Options to purchase 10,000 shares of Class B Common Stock (an "Initial Grant"), effective as of the date of such individual's election or appointment to the Board (the "Date of Grant" of such Stock Options). Each person who is an Outside Director on August 1, 2000, January 31, 2001 and each January 31st thereafter through and including January 31, 2010 (each, the "Date of Grant" of the respective Stock Options) shall be granted additional Stock Options to purchase the following number of shares of Class B Common Stock (each, an "Annual Grant"): (i) Annual Grants awarded before May 21, 2003 shall be for 3,000 shares of Class B Common Stock; and (ii) Annual Grants awarded after May 21, 2003 shall be for 4,000 shares of Class B Common Stock. Each Initial Grant and each Annual Grant shall be subject to the terms and conditions set forth in the Plan and shall have an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Date of Grant or, if the Date of Grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the Date of Grant on which the Fair Market Value can be determined. All Stock Options granted under the Plan shall be "Non-Qualified Stock Options" which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Stock Options shall be set forth in an option certificate which shall be delivered to the Participant reasonably promptly following the Date of Grant of such Stock Options.

Section 2.2    Exercise of Stock Options.

        (a)   Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein. Subject to Section 2.2(c), each Initial Grant of Stock Options under the Plan shall vest and become exercisable on the first anniversary of the Date of Grant. Subject to Section 2.2(c), each Annual Grant shall vest and become exercisable as follows: (i) for Annual Grants awarded before May 21, 2003, on the first anniversary of the Date of Grant; and (ii) for Annual Grants awarded after May 21, 2003, in three equal annual installments, on the first, second and third anniversaries of the Date of Grant.

        (b)   Option Period.

          (i)    Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

          (ii)   Registration Restrictions. Any attempt to exercise a Stock Option or to transfer any shares issued upon exercise of a Stock Option by any Participant shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (B) the Board, in its sole discretion, determines, or the Participant desiring to exercise such Stock Options, upon the request of the Board, provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of any exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercisable in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

        (c)   Exercise in the Event of Termination of Services.

          (i)    Termination other than for Death or Disability. If the services of a Participant as a director of the Company terminate for any reason other than for death or disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). Upon a termination described in this Section 2.2(c)(i), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

          (ii)   Death. If a Participant dies while serving as a director, his or her Stock Options may be exercised by any person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the first anniversary of the date of death, but only to the extent such Stock Options were vested on the date of death, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). All rights with respect to Stock Options that are not vested as of the date of death will terminate on such date of death.

          (iii)  Permanent Disability. If the services of Participant as a director of the Company terminate by reason of permanent disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). Upon a termination described in this Section 2.2(c)(iii), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

        (d)   Payment of Purchase Price Upon Exercise. Every share of Class B Common Stock purchased through the exercise of a Stock Option shall be paid for in full in cash (e.g., personal bank check, certified check or official bank check) on or before the settlement date for such share of Class B Common Stock. In addition, the Participant shall make an arrangement acceptable to the Company to pay to the Company an amount sufficient to satisfy the combined federal, state and local withholding tax obligations which arise in connection with exercise of such Stock Options.

ARTICLE III

EFFECT OF CERTAIN CORPORATE CHANGES

        In the event of any merger, consolidation, stock-split, dividend (other than a regular cash dividend), distribution, combination, recapitalization or reclassification that changes the character or amount of the Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments to (i) the number and kind of securities subject to any Stock Options, (ii) the exercise price of any Stock Options, (iii) the number and kind of securities subject to the Initial Grants and the Annual Grants referred to in Section 2.1, and (iv) the maximum number and kind of securities available for issuance under the Plan referred to in Section 1.5, in each case, as it deems appropriate. The Board may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder upon the occurrence of any of the foregoing events. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

ARTICLE IV

MISCELLANEOUS

Section 4.1    No Right to Re-election.

        Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Participant the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 4.2    Restriction on Transfer.

        The rights of a Participant with respect to the Stock Options shall not be transferable by the Participant to whom such Stock Options are granted, except (i) by will or the laws of descent and distribution, (ii) upon prior notice to the Company, for transfers to members of the Participant's immediate family or trusts whose beneficiaries are members of the Participant's immediate family, provided, however, that such transfer is being made for estate and/or tax planning purposes without consideration being received therefor, (iii) upon prior notice to the Company, for transfers to a former spouse incident to a divorce or (iv) for such other transfers as the Board may approve, subject to any conditions and limitations that it may, in its sole discretion, impose.

Section 4.3    Stockholder Rights.

        No grant of Stock Options under the Plan shall entitle a Participant, a Participant's estate or a permitted transferee to any rights of a holder of shares of Class B Common Stock, except upon the delivery of share certificates to a Participant, the Participant's estate or the permitted transferee upon exercise of a Stock Option.

Section 4.4    No Restriction on Right of Company to Effect Corporate Changes.

        The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 4.5    Exercise Periods Following Termination of Services.

        For the purposes of determining the dates on which Stock Options may be exercised following a termination of services or the death or disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Stock Options may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date the Stock Options may be exercised is the last business day preceding the end of the exercise period. At the end of the relevant exercise period, each unexercised Stock Option shall expire.

Section 4.6    Headings.

        The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 4.7    Governing Law.

        The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE V

AMENDMENT AND TERMINATION

Section 5.1    General.

        The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, including, without limitation, amend the provisions for determining the amount of Stock Options to be issued to an Outside Director, provided, however, that any amendment which under the requirements of applicable law or under the rules of the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and no termination, suspension, alteration or amendment of the Plan that would adversely affect a Participant's rights under the Plan with respect to any award of Stock Options made prior to such action shall be effective as to such Participant unless he or she consents thereto.

Section 5.2    Amendment and Restatement.

        Stockholder approval for the amendments and restatements of the Plan that were approved by the Board on May 21, 2003 and March 10, 2004 shall be sought at the first annual meeting of stockholders following such dates. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan shall remain in effect in the form in which it existed prior to the May 21, 2003 amendment and restatement.

ARTICLE VI

EFFECTIVE DATE

        The Effective Date of the Plan is May 25, 2000 and stockholder approval was obtained at the first annual meeting of stockholders following such date. Unless earlier terminated in accordance with Article V above, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Stock Options may be granted hereunder after such date. No further awards shall be made under the Predecessor Plans after the Effective Date. Awards outstanding under the Predecessor Plans shall remain outstanding after the Effective Date subject to the terms thereof.

VIACOM INC. 1515 BROADWAY NEW YORK, NEW YORK 10036
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enclosed postage prepaid envelope so that it is received prior to the Annual Meeting.

 VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on May 18, 2004 (May 17, 2004 for participants in 401(k) plans). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and electronic voting instruction form.

 VOTE BY PHONE - 1-800-690-6903
If you live in the United States or Canada, use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on May 18, 2004 (May 17, 2004 for participants in 401(k) plans). Have your proxy card in hand when you call and then follow the recorded instructions.

Your telephone or Internet vote authorizes the designated proxies to vote these shares in the same manner as if you marked, signed, dated and returned the proxy card. If you have submitted your proxy by telephone or the Internet there is no need for you to return your proxy card.

DETACH PROXY HERE IF YOU ARE NOT VOTING BY TELEPHONE OR THE
INTERNET AND MARK BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIACOM INC.

1.	Election of Directors
Nominees:
	01) George S. Abrams 02) David R. Andelman 03) Joseph A. Califano, Jr. 04) William S. Cohen 05) Philippe P. Dauman 06) Alan C. Greenberg 07) Mel Karmazin 08) Jan Leschly	09) David T. McLaughlin 10) Shari Redstone 11) Sumner M. Redstone 12) Frederic V. Salerno 13) William Schwartz 14) Patty Stonesifer 15) Robert D. Walter	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

		For	Against	Abstain
2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent auditor for Viacom Inc. for fiscal year 2004.	☐	☐	☐
3.	Approval of the Viacom Inc. 2004 Long-Term Management Incentive Plan.	☐	☐	☐
4.	Approval of the Amended and Restated Viacom Inc. 2000 Stock Option Plan for Outside Directors.	☐	☐	☐

Please sign exactly as your name(s) appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Change of address and/or comments: mark here and note on the right. ☐
		Yes	No
Please indicate if you plan to attend this meeting. If you check "yes", an admission ticket will be sent to you.		☐	☐

Please sign, date and return this proxy card in the enclosed postage prepaid envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY

VIACOM INC.
1515 Broadway
New York, New York 10036

2004 Annual Meeting Proxy Card

        The undersigned hereby appoints SUMNER M. REDSTONE, MEL KARMAZIN and MICHAEL D. FRICKLAS, and each of them, as designated proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Class A Common Stock of Viacom Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Equitable Center, 787 Seventh Avenue (at 51st Street), New York, New York at 10:00 a.m., Eastern Daylight Time, on Wednesday, May 19, 2004, and at any adjournments or postponements thereof, on the matters set forth on the reverse side as more fully described in the Notice of 2004 Annual Meeting of Stockholders and Proxy Statement.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIACOM INC. THIS PROXY WHEN PROPERLY EXECUTED AND TIMELY RECEIVED PRIOR TO THE MEETING WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

        You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR Proposals (1), (2), (3) and (4). Therefore, unless otherwise specified, the vote represented by this proxy will be cast FOR Proposals (1), (2), (3) and (4). The designated proxies are directed to vote as specified on the reverse side hereof and in their discretion on all other matters.

        Attention participants in 401(k) plans: If you hold shares of Viacom Inc. Class A Common Stock through the Viacom Inc. or Blockbuster Inc. 401(k) plans, you should complete and return this proxy to instruct the trustee of the respective plan how to vote these shares. Your proxy must be received (or voted by telephone or the Internet) no later than 11:59 p.m., Eastern Daylight Time, on May 17, 2004 so that the trustee of the plans (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential. Any shares of Viacom Inc. Class A Common Stock held in the Viacom Inc. or Blockbuster Inc. 401(k) plans that are not voted or for which the trustee does not receive timely voting instructions will be voted by the trustee in the same proportion as shares held in the respective plan that are timely voted.

(Continued, and to be signed and dated on the reverse side.)	Viacom Inc. c/o ADP 51 Mercedes Way Edgewood, NY 11717